As filed with the Securities and Exchange Commission on January 31, 2013
Registration No. 2-77986
SEC File No. 811-3486
===============================================================
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ____
Post-Effective Amendment No. 41  [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 43

Madison Mosaic Tax-Free Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive
Madison, Wisconsin  53711

Registrant's Telephone Number:  (800) 368-3195

Pamela M. Krill
Madison Investment Advisors, LLC
General Counsel and Chief Legal Officer
550 Science Drive
Madison, Wisconsin 53711
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[   ] immediately upon filing pursuant to paragraph (b)
[X] on February 1, 2013 pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

February 1, 2013

Madison Mosaic
Tax-Free Trust

Virginia Tax-Free Fund
Ticker: Class Y – GTVAX
Tax-Free National Fund
Ticker: Class Y – GTFHX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic(R) Funds
www.mosaicfunds.com

TABLE OF CONTENTS

FUND SUMMARIES
Virginia Tax-Free Fund	2
Tax-Free National Fund	6
NEW DEVELOPMENTS	9
INVESTMENT OBJECTIVES	10
IMPLEMENTATION OF INVESTMENT OBJECTIVES	10
Municipal Bonds	10
Bond Diversification	11
Bond Maturity	11
Bond Quality	11
Portfolio Trading Activity – Taxable Capital Gains Potential	11
Temporary Defensive Position	12
RISKS	12
Interest Rate and Market Risk	12
Legislative Risk	12
Capital Gains Tax-Related Risk	12
Alternative Minimum Tax-Related Risk	13
Call Risk	13
Risk of Default	13
Virginia Fund Specific Risks	13
Additional Risks	14
PORTFOLIO HOLDINGS	14
MANAGEMENT	15
Investment Adviser	15
Compensation	15
SHAREHOLDER INFORMATION	16
How to Contact Us	16
How to Open a New Account	16
Purchasing Shares in a New Account	17
How to Purchase Additional Shares	18
How to Redeem Shares	19
How to Close an Account	20
General Policies	20
Additional Shareholder Services	26
DISTRIBUTIONS AND TAXES	27
FINANCIAL HIGHLIGHTS	28
PRIVACY NOTICE	31

Madison Mosaic Tax-Free Trust

FUND SUMMARY: VIRGINIA TAX-FREE FUND

Investment Objectives/Goals

The primary investment objective of the Virginia Tax-Free Fund (the "Virginia Fund") is to receive income from municipal bonds and to distribute that income to its investors as tax-free dividends. The secondary objective is to distribute dividends that are intended to be exempt from Virginia (and local) tax as well as federal tax.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virginia Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fee	0.50%
Distribution (12b-1) fees	None
Other expenses	0.35%
Total annual fund operating expenses1	0.85%

1 Total annual fund operating expenses for the period ended September 30, 2012 do not match the financial statements as they have been restated to reflect current fees.

Example:

This example is intended to help you compare the cost of investing in the Virginia Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Virginia Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$87	$271	$471	$1,049

2  Prospectus • February 1, 2013

Portfolio Turnover

The Virginia Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Virginia Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Virginia Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund only invests in "investment grade" bonds, which means bonds rated in the top four rating categories by a nationally recognized statistical rating organization, such as Moody’s or S&P. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. Under normal market conditions, the Fund will have an average duration range of 3 to 10 years, although it is expected to center around 5 to 8 years. Securities are selected for the Fund that, in the opinion of the portfolio managers, provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification. To a lesser extent, consideration is also given as to whether a particular bond may increase in value from its price at the time of purchase.

Principal Risks

Interest Rate Risk. The share price of the Virginia Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change. If the value of these bonds falls, the share price of the Fund will go down. What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down. If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Legislative Risk. If Congress or a state legislature changes or limits the tax code or the tax-free nature of municipal bonds, they could lose value.

Call Risk. If a municipal bond issuer "calls" a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Capital Gains Tax Risk. You can receive a taxable distribution of capital gain from the Fund. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Madison Mosaic Tax-Free Trust  3

Alternative Minimum Tax (AMT) Risk. Some income you receive from the Fund may be subject to the Alternative Minimum Tax (up to 20%).

Risk of Default. Although the Fund invests only in investment grade bonds, it is still possible that unexpected events could cause the municipality issuing a bond to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Virginia-Specific Risks. Particular risks to consider when investing in Virginia securities are:

housing prices are declining;

the Commonwealth must have a balanced budget;

Virginians rely heavily on federal government and technology sector employment;

single-term governorships may result in volatile financial policies and management; and

Commonwealth pensions are underfunded.

Risk/Return Bar Chart and Performance Table

The bar chart and table below demonstrate the variability of the Virginia Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Virginia Fund Calendar Year Returns for Class Y Shares
Highest/lowest quarterly results during the period shown in the bar chart were:
Highest: 4.03% (quarter ended 9-30-09)
Lowest: -3.46% (quarter ended 12-31-10)

Virginia Fund Average Annual Total Returns (for the period ended December 31, 2012)
	One Year	Five Years	Ten Years
Class Y Shares
Return before taxes	4.15%	4.65%	3.93%
Return after taxes on distributions	4.04%	4.58%	3.85%
Return after taxes on distributions and sale of fund shares	3.87%	4.43%	3.82%
Barclays Capital Municipal Bond Index	6.78%	5.91%	5.10%

4  Prospectus • February 1, 2013

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). Index return shown does not reflect fees, expenses or taxes. You cannot invest directly in an index.

Updated performance information is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser. The investment adviser to the Virginia Fund is Madison Investment Advisors, LLC ("Madison").

Portfolio Managers. Michael J. Peters (Vice President and Portfolio Manager) and Paul Lefurgey (Managing Director and Head of Fixed Income) co-manage the Virginia Fund. Mr. Peters has served in this capacity since February 1997 and Mr. Lefurgey has served in this capacity since February 2010.

Purchase and Sale of Fund Shares

The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like managed account programs and participating retirement plans investing through a recordkeeping platform.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information

Capital gains distributions you receive from the Virginia Fund are subject to federal income taxes and may also be subject to state and local taxes, however, dividends from the Fund will be exempt from federal income taxes and will normally be exempt from state income tax for investors in Virginia. In addition to possible taxable capital gains distributions, certain bonds owned by the Fund generate income that is subject to AMT, although income from AMT bonds will not exceed 20% of the Fund’s net income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Virginia Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Madison Mosaic Tax-Free Trust  5

FUND SUMMARY: TAX-FREE NATIONAL FUND

Investment Objectives/Goals

The investment objective of the Tax-Free National Fund (the "National Fund") is to receive income from municipal bonds and to distribute that income to its investors as tax-free dividends.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the National Fund.

Shareholder Fees: (fees paid directly from your investment)	Class Y
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fee	0.50%
Distribution (12b-1) fees	None
Other expenses	0.35%
Total annual fund operating expenses1	0.85%

1 Total annual fund operating expenses for the period ended September 30, 2012 do not match the financial statements as they have been restated to reflect current fees.

Example:

This example is intended to help you compare the cost of investing in the National Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the National Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class Y	$87	$271	$471	$1,049

Portfolio Turnover

The National Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable

6  Prospectus • February 1, 2013

account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the National Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The National Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund only invests in "investment grade" bonds, which means bonds rated in the top four rating categories by a nationally recognized statistical rating organization, such as Moody’s or S&P. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. Under normal market conditions, the Fund will have an average duration range of 3 to 10 years, although it is expected to center around 5 to 8 years. Securities are selected for the Fund that, in the opinion of the portfolio managers, provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification. To a lesser extent, consideration is also given as to whether a particular bond may increase in value from its price at the time of purchase.

The primary difference between the National Fund and the Virginia Fund is that the Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while the National Fund will invest in bonds that are exempt from federal income tax.

Principal Risks

Interest Rate Risk. The share price of the National Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change. If the value of these bonds falls, the share price of the Fund will go down. What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down. If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares.

Legislative Risk. If Congress or a state legislature changes or limits the tax code or the tax-free nature of municipal bonds, they could lose value.

Call Risk. If a municipal bond issuer "calls" a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate. It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Capital Gains Tax Risk. You can receive a taxable distribution of capital gain from the Fund. You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Madison Mosaic Tax-Free Trust  7

Alternative Minimum Tax (AMT) Risk. Some income you receive from the Fund may be subject to the Alternative Minimum Tax (up to 20%).

Risk of Default. Although the Fund invests only in investment grade bonds, it is still possible that unexpected events could cause the municipality issuing a bond to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Risk/Return Bar Chart and Performance Table

The bar chart and table below demonstrate the variability of the National Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period. This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index. Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

National Fund Calendar Year Returns for Class Y Shares
Highest/lowest quarterly results during the period shown in the bar chart were:
Highest: 4.13% (quarter ended 9-30-09)
Lowest: -3.63% (quarter ended 12-31-10)

National Fund Average Annual Total Returns (for the period ended December 31, 2012)
	One Year	Five Years	Ten Years
Class Y Shares
Return before taxes	5.48%	4.94%	3.78%
Return after taxes on distributions	5.35%	4.84%	3.71%
Return after taxes on distributions and sale of fund shares	4.76%	4.69%	3.70%
Barclays Capital Municipal Bond Index	6.78%	5.91%	5.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). Index return shown does not reflect fees, expenses or taxes. You cannot invest directly in an index.

Updated performance information is available by calling shareholder services at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

8  Prospectus • February 1, 2013

Management

Investment Adviser. The investment adviser to the National Fund is Madison Investment Advisors, LLC ("Madison").

Portfolio Managers. Michael J. Peters (Vice President and Portfolio Manager) and Paul Lefurgey (Managing Director and Head of Fixed Income) co-manage the National Fund. Mr. Peters has served in this capacity since February 1997 and Mr. Lefurgey has served in this capacity since February 2010.

Purchase and Sale of Fund Shares

The minimum investment to establish an account is $1,000 for a regular account, $500 for an IRA account and $100 for an Education Savings Account with automatic monthly investments of at least $100. The minimum to add to an account is $50. The Fund may waive the minimum initial investment for accounts opened through institutional relationships like managed account programs and participating retirement plans investing through a recordkeeping platform.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information

Capital gains distributions you receive from the National Fund are subject to federal income taxes and may also be subject to state and local taxes. Dividend distributions will be exempt from federal income taxes and with regard to state income taxes, the percentage of the Fund invested in the shareholder’s home state becomes the percentage of total dividend income exempt from state taxes. In most states, however, the rest of the dividends from the Fund will be subject to state income tax. In addition to possible taxable capital gains distributions, certain bonds owned by the Fund generate income that is subject to AMT, although income from AMT bonds will not exceed 20% of the Fund’s net income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the National Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

NEW DEVELOPMENTS

At a meeting held on November 6, 2012, the Board of Trustees of the Funds approved the reorganization of the Virginia Fund into the Madison Tax-Free Virginia Fund (Class Y shares), and the reorganization of the National Fund into the Madison Tax-Free National Fund (Class Y shares) (collectively, the "Reorganizations"), each a series of Madison Funds,

Madison Mosaic Tax-Free Trust  9

subject to the approval of the shareholders of the Funds. The Madison Funds are managed by Madison Asset Management, LLC, which is an affiliate of the Funds’ investment adviser.

At the meeting on November 6th, the Board of Trustees also called for a Special Meeting of the Shareholders of the Funds (the "Special Meeting") to vote on the Reorganizations. The Special Meeting is expected to occur in March 2013, and, if approved, the Reorganizations will occur as soon as practicable thereafter. More information about the date of the Special Meeting will be provided in the proxy solicitation materials for the Reorganizations.

Subject to consummation of the Reorganizations, the transfer agent for the Funds will change from U.S. Bancorp Fund Services, LLC to Boston Financial Data Services, Inc. As part of this change, shareholders will be required to use a new telephone number and new addresses when interacting with the transfer agent. More detailed information regarding this change will be provided to shareholders in early 2013.

INVESTMENT OBJECTIVES

Madison Mosaic Tax-Free Trust (the "Trust") offers two portfolios for investment: the Virginia Tax-Free Fund (the "Virginia Fund") and the Tax-Free National Fund (the "National Fund" and together with the Virginia Fund, the "Funds"). The Funds share a common objective: to receive income from municipal bonds and to distribute that income to their investors as tax-free dividends. Generally, a "municipal" bond is one that is issued by a city, state or county government. As a result, all dividends from the Funds are intended to be free from federal income tax.

The Virginia Fund has a second objective: to distribute dividends that are intended to be exempt from Virginia (and local) tax as well as federal tax.

The Funds’ Board of Trustees may change either Fund’s investment objective without shareholder approval. However, you will receive prior written notice of any material change. There is no assurance that either Fund’s investment objective will be achieved.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

Madison selects bonds for each Fund that it believes provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification for the respective Fund. To a lesser extent, Madison also considers whether a particular bond may increase in value from its price at the time of purchase. Madison researches and analyzes bonds with the following principal investment strategies in mind:

Municipal Bonds

Each Fund seeks to achieve its investment objective through diversified investment in municipal bonds. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Funds may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam.

10  Prospectus • February 1, 2013

Each Fund has adopted a fundamental policy with regard to its investments in municipal bonds, as follows: the Virginia Fund will invest at least 80% of its assets in securities that are exempt from federal and state income tax for residents of Virginia, while the National Fund will invest at least 80% of its assets in securities that are exempt from federal income tax. Because these are fundamental policies, they may not be changed without shareholder vote. Madison will rely on the opinion of counsel to the issuer of these bonds that they are, at the time of issuance, exempt from federal and/or state tax, as applicable.

Bond Diversification

Each Fund invests in general obligation bonds of states and municipalities (backed by the general credit of the issuing city, state or county) and specific or limited purpose bonds (supported by, for example, a specific power company, hospital or highway project). Each Fund seeks to limit its exposure from any single issuer. This is accomplished by limiting Fund purchases from any issuer to no more than 5% of the Fund’s value at time of purchase.

Bond Maturity

Each Fund invests in intermediate and long-term bonds. This is because they normally provide a higher return than comparably rated shorter-term bonds. However, long-term bonds have a greater tendency to fluctuate in value as interest rates change. The bonds held by the Funds may have an average maturity of 15 years or more, although typically, the Funds will hold bonds with average maturities of 7 to 15 years. An average maturity of 6 years or less may be appropriate in some market conditions.

Bond Quality

Madison only purchases "investment grade" bonds for the Funds, meaning bonds rated in the top four rating categories by a nationally recognized statistical rating organization, such as Moody’s or S&P (e.g., AAA, AA, A and BBB). If you would like more detail about the meaning of bond ratings, please refer to the Funds’ Statement of Additional Information ("SAI").

If a Fund owns a bond that is downgraded below investment grade, the Fund will sell the bond. Because Madison will attempt to sell the bond so as to avoid incurring a substantial loss, the affected Fund may have to hold the bond for a while after its downgrade in an attempt to avoid selling it at a "fire sale" price.

Portfolio Trading Activity; Taxable Capital Gains Potential

Madison may alter the composition of a Fund with regard to quality and maturity and may sell securities prior to maturity. Under normal circumstances, however, turnover for each Fund is generally not expected to exceed 100%.

Sales of Fund securities may result in capital gains that are not exempt from taxation. This can occur any time a Fund sells a bond at a price that was higher than the price it paid for the bond, even if the Fund does not engage in active or frequent trading.

Under normal circumstances, neither Fund will engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require

Madison Mosaic Tax-Free Trust  11

a significant change to the composition of a Fund’s portfolio. For example, if interest rates rise significantly, Madison may attempt to sell bonds before they lose much value. Also, if a Fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the Fund could make a taxable capital gain distribution.

Temporary Defensive Position

In the event Madison determines that extraordinary conditions exist (such as tax law changes or a need to adopt a defensive investment position) making it advisable to invest a larger portion of a Fund’s assets in taxable investments, more than 20% and even as much as 100% of the Fund’s assets could be invested in securities whose income is taxable on the federal or state level. If this situation were to occur, the affected Fund would not be invested in a manner designed to achieve its investment objective.

RISKS

Interest Rate and Market Risk

The value of Fund shares will fluctuate due to changes in the value of securities held by each Fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.

Municipal securities tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in a Fund, the greater impact these changes may have on the Fund. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Legislative Risk

Municipal bonds pay lower rates of interest than comparable corporate bonds because of the tax-free nature of their interest payments. If the tax-free status of municipal securities is altered or eliminated by an act of Congress or the legislature of any particular state, the value of the affected bonds will drop. This is because their low interest payments will be less competitive with other taxable bonds.

Capital Gains Tax-Related Risk

While dividend income is expected to be tax-free, shareholders in each Fund can recognize taxable income in two ways:

(1)If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a deductible capital loss.

(2)In the event a Fund sells more securities at prices higher than when they were bought by the Fund, the Fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. The discussion above under the heading

12  Prospectus • February 1, 2013

 "Implementation of Investment Objectives—Portfolio Trading Activity; Taxable Capital Gains Potential" explains what circumstances can produce taxable capital gains.

Alternative Minimum Tax-Related Risk

In addition to possible taxable capital gain distributions, certain bonds owned by the Funds generate income that is subject to the alternative minimum tax ("AMT"). The interest on these "private activity" bonds could become subject to AMT if you are a taxpayer that meets the AMT criteria. If you are subject to AMT, you will be required to add any income attributable to these bonds (as reported by the Funds annually) to other so-called "tax preference items" to determine possible liability for AMT. Income from AMT bonds may not exceed 20% of a Fund’s net income.

Call Risk

Madison may buy "callable bonds" for the Funds. This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond that a Fund owns, the Fund may have to reinvest the proceeds at a lower interest rate. Also, if the price paid for the bond was higher than the call price, the effect is the same as if the Fund sold the bond at a loss.

Risk of Default

Although each Fund invests only in investment grade bonds, it is still possible that unexpected events could cause the municipality issuing a bond to be unable to pay either principal or interest on its bond. For example, unexpected state or municipal budget deficits brought about by a disaster or unforeseen economic developments, fraud or corruption within a state or municipal government, and unanticipated costs resulting from new state legislation or entitlements, could cause this result. If this were to happen, the bond could go into default and lose value. A full description of the characteristics of investment grade bonds is contained in the SAI.

Virginia Fund Specific Risks

Since the Virginia Fund will invest primarily in securities issued by the Commonwealth of Virginia, the Fund is susceptible to changes in value due to political and economic factors affecting that state. Discussed below are various risks you should consider when investing in a single state bond fund. Madison monitors these developments and unique situations in each state. Madison attempts to make purchases or sales for the Fund with these specific state related risks in mind.

•  Virginia is required to have a balanced budget. After years of service cuts and accumulated operating deficits, the State’s General Assembly recently reformed the budget to, among other things, focus on maintaining long-term fiscal stability and meeting the basic commitments of education, health care, transportation and the environment. The Commonwealth is drawing on its revenue stabilization fund and, as such, the fund is no longer fully funded at its constitutional ceiling. Revenue growth is

Madison Mosaic Tax-Free Trust  13

slowing as the Commonwealth experiences the effects of the current economic recession affecting the nation as a whole. The Commonwealth has enacted a hiring freeze and is laying off employees.

•  Virginians have a higher than average reliance on the federal government for employment than other states. At the same time, the federal government is attempting to reduce its size. Although much of the federal civilian workforce reductions in Virginia have already occurred, the Commonwealth remains particularly vulnerable to military reductions and base closings.

•  The growth of internet and telecommunications related high-tech represents a point of economic vulnerability due to the high-tech focus in northern Virginia. The recent high-tech decline has negatively affected real estate values. This decrease in real estate values has been exacerbated by the downturn in the residential real estate market affecting the nation as a whole.

• Unlike other states, the Virginia governorship is limited to a single-term which may result in more volatile financial policies and management.

• Also, the Commonwealth has substantial amounts of unfunded pension liability.

Additional Risks

Investing in the Funds involves risk. In addition to the other risks described in this prospectus, you should understand what we refer to as "unknown market risks." While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times these investments have produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When the rare calamity strikes, the word "security" itself seems a misnomer. Although we seek to appropriately address and manage the risks we have identified in this prospectus, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware and, therefore, have not identified in this prospectus. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investment in the funds. Unforeseen events have the potential to upset the best laid plans of man, and could, under certain circumstances, produce a material loss of the value of some or all of the funds.

PORTFOLIO HOLDINGS

Portfolio holdings information is available on the Funds’ website at www.mosaicfunds.com. In addition, a complete description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds’ SAI. Please see the back cover of this prospectus for information about the SAI .

14  Prospectus • February 1, 2013

MANAGEMENT

Investment Adviser

The investment adviser to the Funds is Madison Investment Advisors, LLC ("Madison"), located at 550 Science Drive, Madison, Wisconsin 53711. Madison is an indirect subsidiary of Madison Investment Holdings, Inc. ("MIH"). As of December 31, 2012, MIH, which was founded in 1974, and its subsidiary organizations, including Madison, managed approximately $15 billion in assets, including open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts. Madison is responsible for the day-to-day administration of the Funds’ activities.

Investment decisions regarding the Funds can be influenced in various manners by a number of individuals. Generally, all management decisions are the primary responsibility of Madison’s investment policy committee. The investment policy committee is made up of the top officers and managers of Madison.

Decisions regarding the selection of individual securities and other management functions for the Funds are primarily the responsibilities of the following portfolio managers:

•  Michael J. Peters. Mr. Peters, vice president and portfolio manager of Madison since joining Madison in February 1997, was formerly Vice President and Fixed-Income Portfolio Manager for Wachovia Asset Management from March 1993 until joining Madison. Mr. Peters became involved in the management of the Funds in February 1997.

•  Paul Lefurgey. Mr. Lefurgey, managing director and head of fixed income of Madison since joining Madison in October 2005, was formerly Vice President for MEMBERS Capital Advisors, Inc. from 2003 until joining Madison. Mr. Lefurgey became involved in the management of the Funds in February 2010.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Compensation

Investment Advisory Fee. Madison receives a fee for its services under an investment advisory agreement with the Funds. The annual fee is 0.50% of the average daily net assets of each Fund. This fee is deducted automatically from all accounts and is reflected in the daily share price of each Fund. A discussion regarding the basis for approval of the Funds’ investment advisory agreement with Madison is contained in the Funds’ most recent annual report to shareholders.

Other Expenses. Under a separate services agreement with the Funds, Madison provides or arranges for the Funds to have all other operational and support services needed by the Funds. Madison receives a fee from each Fund calculated as a percentage of the average daily net assets of the relevant Fund for these services. For both Funds, this fee is 0.35%. Because of this services arrangement with Madison, Madison is responsible for paying all of the Funds’ fees and expenses, other than (i) investment advisory fees (discussed above),

Madison Mosaic Tax-Free Trust  15

 (ii) fees related to the Funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (iii) acquired fund fees (if any), and (iv) extraordinary or non-recurring fees of the Funds (such as fees and costs relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes).

SHAREHOLDER INFORMATION

The following pages explain how you can invest in the Funds, as well as how you can invest in other Madison Mosaic Funds which are offered by other prospectuses. Note: most of the information will not be relevant to you if you invest in the Funds through a brokerage account or retirement plan recordkeeper. If you have such an account, simply contact your brokerage firm or plan sponsor and they will be able to assist you with all your transaction needs.

How to Contact Us

You can reach a Madison Mosaic Funds’ shareholder services representative by calling 888-670-3600 weekdays, 8:00 a.m. to 7:00 p.m. Central time. Mail all general inquiries, new account applications and transaction requests as follows:

Regular Mail:	Express, Certified or Registered Mail:
Madison Mosaic Funds	Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

How to Open a New Account

1.Read this prospectus.

2.Determine how much money you want to invest.

3.Carefully complete, sign and return the new accounting application. Please contact us at 888-670-3600 if you need additional assistance when completing your application.

Important Information about Procedures for Opening a New Account. When you open an account, the Funds are required by law to obtain certain personal information from you to verify your identify which includes your name, street address (P.O. Boxes will not be accepted), date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. In compliance with the USA PATRIOT Act of 2001, the Funds’ transfer agent will verify certain information on your account application as part of the Funds’ anti-money laundering program. If we do not have sufficient information to verify your identity, your account will be rejected or you will not be allowed to perform a transaction in your account until such information is received. We also reserve the right to close your account within five business days if you do not provide us with required clarifying identity information and/or documentation.

16  Prospectus • February 1, 2013

The Funds may only be sold in states where they are noticed filed or registered. Some Funds and share classes appearing in this prospectus may not be available for purchase in all jurisdictions.

Purchasing Shares in a New Account

The following explains how to purchase shares by check, wire or exchange. You may purchase shares at any time by complying with the minimum investment requirements as described in the section entitled "Fund Summaries—Purchase and Sale of Fund Shares," and following the procedures outlined below.

By Check. Make out a check for the investment payable to Madison Mosaic Funds. Mail your check and completed application to the Funds.

By Wire. We must have a completed account application before you wire funds. You can mail your account application or fax the account application by calling us at 888-670-3600 for a fax number. Upon receipt of your completed account application, we will establish an account for you. The account number assigned will be required as part of the instruction that you will give to your bank to send the wire. Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service.

Instruct your bank to wire the amount of your investment to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA #: 075000022
Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic ______________ [insert fund name]
(Shareholder name, fund #, and account number)

Please call us before you wire money (no later than close of New York Stock Exchange; typically, 3:00 p.m., Central Time) to ensure proper and timely credit to your account. Your bank must include the name of the applicable Fund you are purchasing, your name and your account number so that monies can be correctly applied.

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange. You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account. A new account application is required only when the account registration or tax identification number will be different from the application for the existing account.

Madison Mosaic Tax-Free Trust  17

How to Purchase Additional Shares

The following explains how to purchase additional shares by check, wire or exchange. You may purchase additional shares at any time by complying with the subsequent investment requirements as described in section entitled "Fund Summaries—Purchase and Sale of Fund Shares," and following the procedures outlined below. Please note that subsequent investments may be made for $50 or more.

By Check. Make out a check for the investment payable to Madison Mosaic Funds and mail it, along with an investment slip, to the Funds. If you do not have an investment slip, please write your Fund and account number on your check.

By Wire. If you are making a subsequent purchase, your bank should wire funds as indicated below. To ensure proper and timely credit of a wire, you should notify us at 888-670-3600 before each wire is made. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service. Instruct your bank to wire the money to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic ______________ [insert fund name]
(Shareholder name, fund #, and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange. Upon request in writing or by telephone, you can exchange shares of one Fund for shares of the same class of another Madison Mosaic Fund within an account with the same registration and tax identification number, subject to the minimum investment requirements of the Fund being purchased.

By Automatic Investment Plan. You can elect to have a monthly (or less frequent) automatic investment plan added to your account. The Funds will automatically debit your checking or savings account, on a predetermined basis, to purchase shares in your account. In order to participate in this plan, your financial institution must be a member of the Automated Clearing House (ACH) network. Any change or termination of the plan should be submitted to the Funds at least five days prior to the desired effective date. The minimum monthly investment for an automatic investment plan is $100.

By Phone. You may also make "instant" or "on-demand" purchases by electronic funds transfer through the ACH network by calling the Funds to place your order. Orders must be in the amount of $100 or more. Like the automatic investment plan described

18  Prospectus • February 1, 2013

above, banking information must be established on your account prior to making a purchase. If your purchase order is placed prior to 3:00 p.m. Central Time, your shares will be purchased at the net asset value calculated on the day of your purchase order. The Funds do not charge for this service. However, if your order is rejected by your financial institution, a $25 fee will be charged to your account.

How to Redeem Shares

The following explains how to sell your shares by letter, phone, wire or exchange. You may sell shares at any time by following the procedures outlined below.

By Mail or Telephone. Upon request in writing or by telephone, the Funds will send a redemption check of up to $50,000 to you, the shareholder, at your address of record only. A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed. See "Signature Guarantees" below. Redemption requests in good order received by mail and telephone are normally processed within one business day.

By Wire. With one business day’s notice, the Funds can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization. If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents. A signature guarantee, or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, may be required to add or change bank wire instruction on an account. See "Signature Guarantees" below for more information.

Redemptions by wire can be arranged by calling shareholder services at 888-670-3600. Requests for wire transfer must be made by 3:00 p.m. Central Time the day before the wire will be sent.

There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire, if greater.

By Exchange. You can redeem shares from one Madison Mosaic Fund account and concurrently invest the proceeds in another Madison Mosaic Fund account by telephone when your account registration and tax identification number are the same. There is no charge for this service.

By Systematic Withdrawal Plan. You can elect to have a systematic withdrawal plan established on your account. The Funds will automatically redeem shares in your Fund account, on a predetermined basis, and send the proceeds to a designated recipient. To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information. The minimum amount for a systematic withdrawal

Madison Mosaic Tax-Free Trust  19

plan is $100. Shareholders may change the amount or discontinue the systematic withdrawal plan anytime, but should allow five days to process the change. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution. A systematic withdrawal can also be processed as a check that is mailed to anyone you designate.

Signature Guarantees. To protect your investments, the Funds require signature guarantees for certain redemptions. A signature guarantee is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine. A signature guarantee helps the Funds ensure the identity of the authorized shareholder(s).

A signature guarantee, or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, is required for any redemption when:

• the proceeds are to be greater than $50,000;

• the proceeds are to be delivered to someone other than you, as shareholder of record;

• the proceeds are to be paid or delivered to any person, address or bank account not previously designated on your account;

• you changed your account address within the 15 days prior to your redemption request; or

• you are requesting a change to your account registration.

The Funds accept signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

How to Close an Account

To close an account, you should call us for instructions. You cannot close your account by writing a check. When you close your account, shares will be redeemed at the next determined NAV. You can close your account by mail, telephone or wire transfer, as explained above in the section "How to Redeem Shares."

General Policies

Limitations on Purchases. All purchases of Fund shares by check must be made in U.S. dollars and drawn on U.S. banks. We do not accept payment in cash; cashier’s checks in amounts of less than $10,000; third party checks, Treasury checks, credit card "convenience" checks, traveler’s checks, money orders or starter checks; or post-dated checks, post-dated online bill pay checks or any conditional order or payment. If you purchase by check and your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred by the Funds. A charge of $25 fee will be assessed against your account for each returned check occurrence. The Funds reserve the right to reject any purchase in whole or in part.

20  Prospectus • February 1, 2013

Pricing of Fund Shares. The price of each Fund’s shares is based on the net asset value, or "NAV," per share. NAV per share equals the total daily value of a Fund’s assets, minus its liabilities, divided by the total number of shares. NAV is calculated at the close of the New York Stock Exchange (typically 3:00 p.m., Central Time) each day it is open for trading. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Madison uses the market value of the securities in each Fund to calculate NAV. Madison obtains the market value from one or more established pricing services. The Funds maintain a pricing committee to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair. In accordance with policies approved by the Board of Trustees of the Funds, the pricing committee may determine that the "fair value" of a particular security is different than the market value provided by the pricing service. This may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world. In using fair value pricing, the Funds’ goal is to prevent share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the "market" price of portfolio securities calculated at the close of the New York Stock Exchange.

Purchase and Redemption Price. Share prices (net asset values or "NAVs") are determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Transaction requests received after the close of regular trading will be processed using the next day’s NAV. The NAV per share is not determined on days the New York Stock Exchange is closed for trading. Purchases orders, redemptions and exchange requests are priced at the next share price determined after the request is received in good order by the Funds. "Good order" means that the request includes the Fund and account number, amount of transaction, signatures of the owners, and signature guarantee (for redemption requests) if required. Please note that the Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase or redemption orders does not constitute receipt by the transfer agent of the Funds.

Purchases and Uncollected Funds. Sometimes a shareholder investment check or electronic transfer is returned to the Funds unpaid. In other words, from time to time we receive checks that bounce. The Funds have a procedure to protect you and other shareholders from loss resulting from such occurrences. We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer or EFT) used for purchase of the shares has cleared. Such deposit items are considered "uncollected" until we determine that they have actually been paid by the bank on which they were drawn. Purchases made by federal funds wire are considered collected when received and not subject to the 12 day hold. All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Madison Mosaic Tax-Free Trust  21

Redemptions in Kind. If, in the opinion of the Board of Trustees of the Funds, extraordinary conditions exist which make cash payment for redemption requests undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any Fund. However, each Fund has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Fund or $250,000.

Any property of any Fund distributed to shareholders will be valued at fair value. In disposing of any such property received from a Fund, a shareholder might incur commission costs or other transaction costs. There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, we intend to pay for all share redemptions in cash.

Frequent Purchases and Redemptions of Fund Shares. The Madison Mosaic Funds discourage investors from using the Funds to frequently trade or otherwise attempt to "time" the market. As a result, the Funds reserve the right to reject a purchase or exchange request for any reason.

•  Market Timing. It is the policy of the Madison Mosaic Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Mosaic Fund (including the Funds). To accomplish this, the Funds reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account. In addition, the Funds have written agreements in place with intermediaries who hold Fund shares on behalf of others (e.g., brokers, banks and plan administrators) which give the Funds the authority to identify third parties who invest in the Funds through such intermediaries so that the Funds can prevent them from engaging in harmful frequent trading and market-timing activity as described below.

•  Identifiable Harmful Frequent Trading and Market-Timing Activity. Madison Mosaic Funds defines harmful trading activity as that activity having a negative effect on portfolio management or Fund expenses. For example, a Fund subject to frequent trading or "market-timing" must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity. Cash balances must be over and above the "normal" cash requirements the Fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc. By forcing a Fund’s portfolio manager to keep greater cash balances to accommodate market timing, the Fund may be unable to invest its assets in accordance with the Fund’s investment objectives. Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements. To the extent market-timing activity of this sort requires the affected Fund to continually purchase and sell securities, the Fund’s transaction costs will increase in the form of brokerage commissions and custody fees. Finally, frequent trading activity results in a greater

22  Prospectus • February 1, 2013

burden on the affected Fund’s transfer agent, increasing transfer agent expenses and, if not actually raising Fund expenses, at least preventing them from being lowered.

For all of the above reasons, the Funds monitor cash flows and transfer agent activity in order to identify harmful activity. Furthermore, when approached by firms or individuals who request access for market timing activities, the Funds decline such requests; when trades are attempted without such courtesy, the Funds make every effort to block them and prohibit any future investments from the source of such trades. The Funds do not define market-timing by the frequency or amount of trades during any particular time period. Rather, the Funds seek to prevent market-timing of any type that harms the Funds in the manner described above.

The Funds do not currently impose additional fees on market timing activity, nor do they restrict the number of exchanges shareholders can make, although the right to do so is reserved upon notice in the future. The Funds do not specifically define the frequency of trading that will be considered "market timing" because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity. As a result, when the Funds identify any shareholder activity that causes or is expected to cause the negative results described above, the Funds will block the shareholder from making future investments.

The Funds use their discretion to determine whether transaction activity is harmful based on the criteria described above. Except as described below, the Funds do not distinguish between shareholders that invest directly with a Fund or shareholders that invest with Madison Mosaic Funds through a broker (either directly or through an intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.

•  Other Risks Associated with Market Timing. Moving money in and out of Funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation. This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on performance. In particular, a successful "market-timer" could, over time, dilute the value of fund shares held by long-term investors by essentially "siphoning off" cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed. The Funds will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful. In any event, investors in any of the Madison Mosaic Funds should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements. It is possible that a Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled "Other Risks Associated with Market Timing"). However, the Funds believe their procedures are adequate to identify any market timing

Madison Mosaic Tax-Free Trust  23

activity having the harmful effects identified in the section entitled "Identifiable Harmful Frequent Trading and Market-Timing Activity" regardless of the nature of the shareholder or method of investment in Madison Mosaic Funds.

Because the Funds discourage market timing in general, Madison Mosaic Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although the Funds believe reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Funds cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.

•  Delegation to Certain Intermediaries. Madison Mosaic Funds may rely on the short-term trading policies enforced by financial intermediaries if, in the discretion of the Madison Mosaic Funds’ Chief Compliance Officer, such policies are designed to prevent the harm that these policies are designed to address. Intermediary policies relied upon in this manner must be adequately identified in written agreements enforceable by Madison Mosaic Funds or its distributor on behalf of the Funds.

Because the Funds discourage market timing in general, Madison Mosaic Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although the Funds believe reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Funds cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.

Telephone Transactions. The Funds have a number of telephone transaction options. You can exchange your investment among the Funds in the family, request a redemption and obtain account balance information by telephone. The Funds’ transfer agent will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders. Certain transactions, including some account registration changes, must be authorized in writing.

Changes to an Account. To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide. Though some changes may be made by telephone, generally, in order to make any changes to an account, the Funds will require a written request signed by all of the shareholders and may also require their signatures to be guaranteed.

24  Prospectus • February 1, 2013

Daily Transaction Confirmation. All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation. Transaction confirmations are mailed promptly after the transaction is posted to your account. Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statements. Quarterly statements are mailed at the end of each calendar quarter. The statements reflect account activity through the most recent quarter. At the end of the calendar year, the statement will reflect account activity for the entire year. We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Householding Delivery of Shareholder Documents. In addition to your transaction confirmations and quarterly statements, you will also receive an annual update of the prospectus for your Fund and periodic financial statements. Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings. Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail. To receive multiple copies, call us at 888-670-3600 and we will begin sending you additional copies free of charge within 30 days.

Minimum Balance. The Funds reserve the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, the Funds will give you 30 days written notice, during which time you may increase the balance in your account to avoid having the account closed.  This does not apply to IRA or Education Savings Accounts.

Stop Payment Fee. To stop payment on a check issued by the Funds, call us at 888-670-3600 immediately. Normally, the Funds charge a fee of $25, or the cost of stop payment, if greater, for stop payment requests on a check issued by the Funds on behalf of a shareholder. Certain documents may be required before such a request can be processed.

Research and Other Fees. Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5 per request (with a maximum fee of $25 per request). The Funds reserve the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Broker Fees. If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee. This charge is kept by the broker and not transmitted to the Funds. However, you can engage in any transaction directly with the Funds to avoid such charges.

Certificates. Certificates will not be issued to represent shares in the Funds.

Madison Mosaic Tax-Free Trust  25

Additional Shareholder Services

Retirement and Education Savings Accounts. The Funds can be used for individual retirement plan investments, including traditional and Roth IRAs and for Education Savings Accounts.

•  Traditional IRAs. Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed. The Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to traditional IRAs. A separate application is required for IRA accounts.

•  Roth IRAs. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements. The Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs. A separate application is required for Roth IRA accounts.

•  Conversion Roth IRAs. You may convert all or part of your Traditional IRA into a Roth IRA at the Funds. You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you make this change. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion.

•  Coverdell Education Savings Accounts. You may establish a Coverdell Education Savings Account with an initial investment of $100 as long as you establish an automatic investment plan of at least $100 per month on the account. The Funds will provide you with an Education Savings Account disclosure document with an Education Savings Account application. The disclosure document explains various tax rules that apply to Education Savings Accounts. A separate application is required for Education Savings Accounts.

Annual IRA Fee and Fee Waiver. There is a $15 fee per IRA account, with a $30 maximum per year. You can prepay this fee. The Funds will waive the annual IRA fee if the value of all your Fund IRA accounts is at least $30,000 or if the value of all your Madison Mosaic Fund accounts (both IRA and non-IRA) is at least $100,000. The waiver is based on accounts with the same social security number, valued at the time the IRA fee is charged.

Education Savings Account Fee and Fee Waiver. There is a $15 fee per Education Savings Account, with a $30 maximum per year. You can prepay this fee. The Funds will waive the annual fee if you have an active automatic investment plan of at least $100 monthly on the account or if the value of your Education Savings Accounts is at least $5,000.

Employer Plans. Shares of the Funds may be used to fund a variety of retirement plans and other pension and profit sharing plans. Further information on the retirement plans available through the Funds, including minimum investments, may be obtained by calling us at 888-670-3600.

26  Prospectus • February 1, 2013

DISTRIBUTIONS AND TAXES

Distributions. The Fund’s net income is declared as dividends and distributed to shareholders monthly, at the end of each calendar month, and any net realized capital gains will be paid to shareholders at least annually as capital gain distributions. Fund distributions are expected to be primarily distributions of net income.

Distribution Reinvestments. Your account application allows you to select the distribution option you would like for each type of distribution. If you do not make a selection on your application, all of your distributions will be automatically reinvested in your Fund account. If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Madison Mosaic account, (2) paid to you by check, or (3) deposited directly to your bank account. However, for your protection, if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, we reserve the right to reinvest your distribution check in your account at your Fund’s then current NAV and to reinvest all subsequent distributions.

Federal Taxes. Each Fund will distribute to shareholders 100% of its net income and net capital gains, if any. The capital gains distribution is determined as of October 31st each year and distributed annually. At least 80% of the net income each Fund distributes will be tax-free income. In January each year, the Funds will send you an annual notice of dividends and other distributions paid during the prior year. While dividends will normally be exempt from income tax, capital gain distributions, if any, are subject to taxation. Capital gain distributions can be taxed at different rates depending on the length of time the securities were held.

For a discussion of the alternative minimum tax ("AMT") and how it may apply to dividends you receive from the Funds, see the discussion above entitled "Risks—Alternative Minimum Tax-Related Risk."

Taxability of Distributions. All dividend and capital gain distributions, if any, will be taxable to you. A portion of the dividends paid from the income of any Fund may be taxed at the long-term capital gains rate (currently, the maximum rate is 15% for most investors, but 20% for certain high-income investors). Dividends that constitute "qualified dividends" are also taxed at this rate. The Fund will inform shareholders of the nature of the Fund’s dividends (e.g., ordinary income, short-term capital gains, "qualified dividends" or long-term capital gains) in January each year when the Fund sends you your annual notice of dividends and other distributions paid during the prior year.

Capital gains distributions can be taxed at different rates depending on the length of time the securities were held. Income designated as short-term capital gains are taxed at ordinary income rates, rather than the 15% (or 20%) "qualified dividend" rate. Distributions paid from the Fund’s long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

Madison Mosaic Tax-Free Trust  27

State and Local Taxes. While dividends from the Virginia Fund will normally be exempt from state income tax for investors in Virginia, capital gain distributions from the Fund are subject to applicable state taxation. Normally, the percentage of the National Fund invested in the shareholder’s home state becomes the percentage of total dividend income exempt from state taxes. However, in most states, the rest of the dividends from the National Fund will be subject to any state income tax. Capital gains distributions by either Fund, if any, may be subject to state and local taxation.

Taxability of Transactions. Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares in any other Madison Mosaic Fund will have similar tax consequences. It is your responsibility to calculate the cost basis of shares purchased. You must retain all statements received by the Fund to maintain accurate records of your investments.

Withholding. Account applications without a social security number will not be accepted. If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of your Fund distributions (including redemption proceeds). Any fine assessed against the Fund that results from your failure to provide a valid social security or tax identification number will be charged to your account.

This section is not intended to be a full discussion of federal, state or local income tax laws and the effect of such laws on you. There may be other tax considerations applicable to a particular investor. You are urged to consult with your own tax advisor. In addition, please see the SAI for more information about taxes.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been derived from financial statements audited by Grant Thornton LLP, whose report dated November 14, 2012, along with the Funds’ financial statements, is included in the annual report which is available upon request.

28  Prospectus • February 1, 2013

All data below is for the Funds’ Class Y share class, which is the only share class currently offered by the Funds.

VIRGINIA FUND
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.92	$11.98	$11.87	$11.01	$11.43
Investment operations:
Net investment income	0.35	0.35	0.37	0.37	0.38
Net realized and unrealized gain (loss) on investments	0.33	–	0.16	0.91	(0.39)
Total from investment operations	0.68	0.35	0.53	1.28	(0.01)
Less distribution from:
Net investment income	(0.35)	(0.35)	(0.37)	(0.37)	(0.38)
Net realized gains	(0.01)	(0.06)	(0.05)	(0.05)	(0.03)
Total distributions	(0.36)	(0.41)	(0.42)	(0.42)	(0.41)
Net asset value, end of year	$12.24	$11.92	$11.98	$11.87	$11.01
Total return (%)	5.75	3.10	4.54	11.87	(0.11)
Ratios and supplemental data
Net assets, end of year (in thousands)	$26,117	$25,009	$26,170	$25,883	$22,416
Ratio of expenses to average net assets (%)	0.98	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	2.88	3.03	3.10	3.26	3.31
Portfolio turnover (%)	12	7	19	18	7

NATIONAL FUND
	Year Ended September 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$11.05	$11.16	$11.09	$10.34	$10.75
Investment operations:
Net investment income	0.33	0.34	0.36	0.37	0.38
Net realized and unrealized gain (loss) on investments	0.43	(0.02)	0.12	0.82	(0.38)
Total from investment operations	0.76	0.32	0.48	1.19	(0.00)
Less distribution from:
Net investment income	(0.33)	(0.34)	(0.36)	(0.37)	(0.38)
Net realized gains	(0.04)	(0.09)	(0.05)	(0.07)	(0.03)
Total distributions	(0.37)	(0.43)	(0.41)	(0.44)	(0.41)
Net asset value, end of year	$11.44	$11.05	$11.16	$11.09	$10.34
Total return (%)	7.02	3.02	4.43	11.73	(0.13)
Ratios and supplemental data
Net assets, end of year (in thousands)	$31,526	$31,319	$29,347	$29,143	$26,598
Ratio of expenses to average net assets (%)	1.00	1.06	1.06	1.06	1.06
Ratio of net investment income to average net assets (%)	2.97	3.11	3.26	3.44	3.47
Portfolio turnover (%)	13	13	19	17	13

Madison Mosaic Tax-Free Trust  29

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30  Prospectus • February 1, 2013

 (This privacy notice is not part of the prospectus.)

FACTS	WHAT DOES MADISON MOSAIC FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
Social Security number and transaction history
Account balances and checking account information
Purchase history and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share investors’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their investors’ personal information; the reasons Madison Mosaic Funds chooses to share; and whether you can limit this sharing.

Reason we can share your personal information	Does Madison Mosaic Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-670-3600 or go to www.mosaicfunds.com.

Madison Mosaic Tax-Free Trust  31

Who we are
Who is providing this notice?	Madison Mosaic Funds, P O Box 701, Milwaukee, WI 53201

What we do
How does Madison Mosaic Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Madison Mosaic Funds collect my personal information?
We collect your personal information, for example, when you
• Open an account or provide account information
• Pay your bills or make deposits or withdrawals from your account
• Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include companies with a common “Madison/Mosaic” name; financial companies such as Madison Asset Management and Mosaic Funds Distributor.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Madison Mosaic Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Madison Mosaic Funds does not jointly market.

Other important information

32  Prospectus • February 1, 2013

Madison Mosaic Tax-Free Trust has a statement of additional information (“SAI”), which is incorporated by reference into this prospectus, that includes additional information about each Fund. Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year. The SAI, the Funds’ annual and semi-annual reports and other information about the Funds are available without charge by calling 1-800-368-3195, or by visiting the Funds’ Internet site at http://www.mosaicfunds.com. Use the shareholder service number below to make shareholder inquiries.

You may also review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

TR ANSFER AGENT

Madison Mosaic(R) Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS

Shareholder Service
Toll-free nationwide: 888-670-3600
Mosaic Tiles
(24 hour automated information)
Toll-free nationwide: 800-336-3063

(Madison Mosaic Funds logo)
www.mosaicfunds.com

SEC File Number 811-3486

Statement of Additional Information
Dated February 1, 2013
For use with the Prospectus dated February 1, 2013

Madison Mosaic Tax-Free Trust
550 Science Drive
Madison, Wisconsin 53711
800-368-3195

                        Ticker Symbol
Fund	Class Y
Virginia Tax-Free Fund	GTVAX
Tax-Free National Fund	GTFHX

This Statement of Additional Information (“SAI”) is not a prospectus. You should read this SAI with the prospectus of Madison Mosaic Tax-Free Trust (the “Trust”) bearing the date indicated above (“Prospectus”).  You can obtain a copy of the Prospectus from Madison Mosaic Funds® at the address and telephone number shown above.

Audited financial statements for the Trust for the fiscal year ended September 30, 2012 appear in the Trust’s Annual Report to Shareholders for that period, which is incorporated herein by reference.  You can obtain a copy of the Annual Report at no charge by writing or calling Madison Mosaic® Funds at the address and telephone numbers shown above.

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF THE FUNDS	1
Classification	1
Investment Strategies and Risks	1
Non-Fundamental Fund Policies	7
Fundamental Policies	8
Investment Percentage Limitations	10
Temporary Defensive Position	10
Portfolio Turnover	10
Disclosure of Portfolio Holdings	10
MANAGEMENT OF THE FUNDS	12
Trustees and Officers	12
Board Qualifications	17
Board Committees	17
Leadership Structure of the Board	17
Trustees’ Holdings	18
Independent Trustee Compensation	18
CODE OF ETHICS AND PROXY VOTING	19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19
INVESTMENT ADVISORY AND OTHER SERVICES	19
Investment Adviser	19
Principal Distributor	20
Services Provided by Madison and Fund Expenses Paid by Third Parties	20
Services Agreement	20
Other Service Providers	21
PORTFOLIO MANAGERS	21
Other Accounts Managed	21
Compensation	22
Material Conflicts of Interest	22
Ownership of Securities	22
BROKERAGE ALLOCATION AND OTHER PRACTICES	22
CAPITAL STOCK AND OTHER SECURITIES	23
Summary	23
Shares and Classes of Shares	23
Share Splits and Liquidation Rights	24
Shareholder Meetings	24
Voting Rights	24
Shareholder Liability	25
Liability of Trustees and Others	25
PURCHASE, REDEMPTION AND PRICING OF SHARES	25
Offering Price	25
Shareholder Service Policies	26
Minimum Initial Investment and Minimum Balance	26
Special Service Charges	26
Share Certificates	26
Crediting of Investments	26
Purchase Orders from Brokers	26
Redemptions	26
Unusual Circumstances Resulting in Suspension of Payments	27
Final Payments on Closed Accounts	27
Inter-Fund Exchange	27
Payments in Kind	27
Address Changes and Lost Shareholder Accounts	27
Dividend Payments	28
TAXATION OF THE TRUST	28
Federal Income Tax Requirements	28
Tax Consequences to Shareholders	28
Pass Through of Tax-Exempt Dividends	28
Dividends Received Deduction	29
28% Withholding	29
Alternative Minimum Tax Considerations	29
Distribution of Market Discount	29
Personal Holding Company	29
FINANCIAL STATEMENTS	29
APPENDIX – QUALITY RATINGS	30

FUND HISTORY

Madison Mosaic Tax-Free Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated June 8, 1982, as amended.  Its first two funds were the Money Market and Tax-Free National Fund (which, prior to 1994, was known as the Tax-Free High Yield Portfolio) (the “National Fund”).  In the late 1980s, the Arizona, Missouri and Virginia Tax-Free Funds were established (the Virginia Tax-Free Fund is referred to herein as the “Virginia Fund”).  A sixth fund was established in 1993, but was merged into the National Fund in 2001.  The Money Market was liquidated in 2003, and the Arizona and Missouri Funds were merged into the National Fund in 2006.

Currently, the Trust consists of two funds:  the Virginia Fund and the National Fund (which may be referred to herein individually as a “Fund” and collectively, as the “Funds”).

The Trust was originally known as GIT Tax-Free Trust.  The Trust changed its name in 1997 to Mosaic Tax-Free Trust.  Since 2006, the Trust has been known as Madison Mosaic Tax-Free Trust.

DESCRIPTION OF THE FUNDS

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.  The Trust currently offers two series of shares for sale:  Virginia Tax-Free Fund shares and Tax-Free National Fund shares, each managed as a diversified fund.

Investment Strategies and Risks

Shares in the Virginia Fund represent interests in a portfolio principally comprised of long-term tax-free bonds from issuers in Virginia, while shares in the National Fund represent interests in a portfolio principally comprised of long-term, tax-free bonds.

The investment objectives of the Funds are described in the Prospectus. You should also read the Prospectus for information about the Funds’ principal investment strategies and risks.

If either Fund is ever required to notify you that it will be making a change to an investment policy reflected in its name, you will receive a separate written explanation of the change at least 60 days in advance. This notice will contain a statement in bold-face type alerting you that the notice is an “Important Notice Regarding Change in Investment Policy.”

Each of the Funds are subject to the same general investment policies.  However, the maturities, quality ratings and issuing jurisdictions of the municipal securities purchased will normally differ among the Funds as described in the Prospectus.  In addition to the principal investment strategies described in the Prospectus, the following describes additional investment strategies utilized by Madison Investment Advisors, LLC (“Madison”), in its role as investment adviser to the Funds.  Also discussed are the risks associated with such strategies that you should understand.

Municipal Securities. Madison’s principal investment strategy is to invest in municipal securities for the Funds.  However, there are many different kinds of municipal securities and Madison must make various decisions in its efforts to follow this principal investment strategy.  The market for municipal securities is diverse and constantly changing.  The following is therefore not necessarily a complete description of all types of municipal securities Madison may purchase for the Funds.

•
Who Issues Municipal Securities in General?   The term “municipal securities” includes a variety of debt obligations that are issued for public purposes by or on behalf of states, territories and possessions of the United States, their political subdivisions, the District of Columbia, Guam, Puerto Rico and other territories. They are also issued by the duly constituted authorities, agencies, public corporations and other instrumentalities of these jurisdictions.

•
What are Municipal Securities Used For?  Municipal securities may be used for many public purposes, including constructing public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities.  Municipal securities may also be used to refund outstanding obligations, to obtain funds to lend to other public institutions and certain private borrowers or for general operating expenses.

•	How are Municipal Securities Classified by Purpose? Municipal securities are usually classified as either “general obligation,” “revenue” or “industrial development.”

General Obligation. General obligation securities are the obligations of an issuer with taxing power and are payable from the issuer’s general unrestricted revenues.  These securities are backed by the full faith, credit and taxing power of the issuer for the payment of principal and interest.  They are not limited to repayment from any particular fund or revenue source.  For example, a bond issued directly by the State of Missouri is a general obligation bond.

a.
Revenue.  Revenue securities are repayable only from revenues derived from a particular facility, local agency, special tax, facility user or other specific revenue source.  Certain revenue issues may also be backed by a reserve fund or specific collateral.  Ordinary revenue bonds are used to finance income producing projects such as public housing, toll roads and bridges.  The investor bears the risk that the project will produce insufficient revenue and have insufficient reserves to cover debt service on the bonds.

b.
Industrial Development.  Industrial development securities are revenue obligations backed only by the agreement of a specific private sector entity to make regular payments to the public authority in whose name they were issued.  Collateral may or may not be pledged.  States or local authorities generally issue industrial development securities on behalf of private organizations for the purpose of attracting or assisting local industry.  These securities usually have no credit backing from any public body.  Industrial development securities include pollution and environmental control revenue bonds.  Industrial revenue bonds are used to finance privately-operated facilities for business, manufacturing, housing, sports and other purposes and are limited to $10 million per issuer, except when used for certain exempted purposes.  Pollution and environmental control revenue bonds are used to finance air and water pollution control facilities required by private users.  Repayment of revenue bonds issued to finance privately used or operated facilities is usually dependent entirely on the ability of the private beneficiary to meet its obligations and on the value of any collateral pledged.

•	How are Municipal Securities Further Classified? Municipal securities may be classified according to maturity as “notes” if up to about two years in term, or as “bonds” if longer in term.

a.
Callable Bonds. Callable municipal bonds are municipal bonds that contain a provision in the bond indenture permitting the issuer to redeem bonds prior to maturity.  A bond indenture is the legal document that contains the important terms of the security.  Callable bonds are generally subject to call during periods of declining interest rates.  If the proceeds of a called bond under such circumstances are reinvested, the result may be a lower overall yield due to lower interest rates.  If, when purchased, Madison paid a premium for the bond, some or all of that premium may not be recovered, depending on the call price.

b.	Notes. Notes are generally used to meet short-term financing needs and include the following specific types:

• Tax Anticipation Notes.  Normally, these are general obligation issues that are issued to meet cash needs prior to collecting taxes and generally are payable from specific future tax revenues.

• Bond Anticipation Notes. Like tax anticipation notes, these also are normally general obligation issues.  They are issued to provide interim financing in anticipation of sales of long-term bonds and generally are payable from the proceeds of a specific proposed bond issue.

• Revenue Anticipation Notes.  These may be general obligation issues and are issued to provide cash prior to receipt of expected non-tax revenues from a specific source, such as scheduled payments due from the federal government.

• Project Notes.  Local authorities issue these notes to finance various local redevelopment and housing projects conducted under sponsorship of the federal government.  Project notes are guaranteed and backed by the full faith and credit of the United States.

• Construction Loan Notes.  These notes provide interim financing for construction projects.  They are frequently issued in connection with federally insured or guaranteed mortgage financing and may also be insured or guaranteed by the federal government.

• Tax-Exempt Commercial Paper.  These notes (sometimes called “municipal paper”) are similar to conventional commercial paper, but are tax-free.  Municipal paper may be either a general obligation or a revenue issue, although the latter is more common. These issues may provide greater flexibility in scheduling maturities than other municipal notes.

c.
Municipal Lease Obligations.  Municipalities issue municipal lease obligations to finance their obligation to pay rent on buildings or equipment they use.  Madison intends to limit its investments in such obligations to those that represent liquid securities for purposes of each Fund’s 10% limitation on investments in illiquid securities (see “Fundamental Policies” below).  Madison will make daily determinations of the liquidity and appropriate valuation of each such obligation, basing its decision on all relevant facts including: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential buyers; (4) the willingness of dealers to make a market in the security; and (5) the nature of the marketplace.  With regard to the nature of the marketplace, Madison will consider the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

A municipal lease obligation will not be considered liquid unless there is reasonable assurance that its marketability will be maintained throughout the time Madison holds the instrument for the Funds.  Madison must conclude that the obligation is liquid considering: (1) whether the lease can be cancelled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee’s general credit; (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality; and (5) Madison’s legal recourse in the event of failure to appropriate.

•
How Can You Tell the Identity of the Issuer?  From time to time, Madison must make determinations as to the identity of the issuer of a particular municipal security.  Madison will make this determination considering its understanding of the assets and revenue principally backing the issue and the most significant source of repayment of principal and interest for the issue.  If the specific securities are backed by assets and revenues that are independent or separate from the assets and revenues of the jurisdiction or agency in whose name they were issued, then Madison will normally consider those securities to have a separate issuer.

•
What are the Risks of Geographic Concentration of Investments? If the credit standing of a particular state or type of issuer generally declined, then a Fund could be more adversely affected than if its investments were more diversified. This risk is greatest in the Virginia Fund since it is expected to invest principally in the securities of one state.

•
What are the Risks of Investing in Various Municipal Securities?  Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer.  Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts.  The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel.  Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the Funds.

While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities.  Accordingly, it may be more difficult for the Funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

•
Summary of the Economy of Virginia (applicable to the Virginia Fund).  The Virginia economy is based primarily on manufacturing, government, agriculture, transportation, mining and tourism.  Because of its proximity to Washington, DC, Virginia’s economy has been more sensitive than other states to federal spending reductions.  The national recession has had a disproportionately negative effect on the high-tech industries in Virginia, particularly in the northern part of the Commonwealth where AOL-Time Warner is based.

Furthermore, given the heavy concentration of military installations and its proximity to the nation’s capital, the federal/military sector plays an important role in Virginia’s economy.  Some estimates anticipate over 100,000 jobs will be moved in, out of or between installations in Virginia.  Up to 20,000 jobs are located at the East Coast Master Jet base at Naval Air Station Oceana in Virginia Beach which is in danger of being closed or relocated out of state. To prevent this, the city of Virginia Beach and the Commonwealth have committed a combined $15 million annually over the next few years to relocate businesses and reduce density surrounding the Oceana jet base.  Base closures and related job losses will adversely affect the finances of specific municipalities impacted and the Commonwealth as a whole.

Virginia has a manageable debt burden. The Virginia legislature enacted tax reform in 2004.  Tax reform has generated additional revenues to support the State’s general fund.  As a result, tax reform has resulted in substantial surpluses and a rebuilding of reserves.  However, the economic recession affecting the nation beginning in 2008 has required the Commonwealth to draw on its reserves to offset projected revenue shortfalls in subsequent years.

Virginia’s overall economic performance is strong compared with the rest of the country.  Factors contributing to this strength are its diverse economy and sizable military presence as a job provider and stabilizing factor.  Overall net debt per capita was $213 at June 30, 2010, representing approximately 2.1% of personal income.  This debt ratio is generally considered low and manageable by credit analysts. However, the current slowdown in economic growth is being reflected in weakening growth in income taxes, coupled with steep declines in collections of recordation taxes due to the slowing housing market.  Virginia’s state employee pension systems are not fully funded.  As of July 1, 2010, the total actuarial pension liability was estimated at $3.7 billion.  This liability, which is primarily related to health care, has been increasing over time.  A funding policy is in the development stage, but has been in development for a number of years already and, as a result, may represent a more serious concern.

The Virginia Commonwealth constitution mandates a balanced budget and contains certain restrictions on the creation of debt.  As of the date of this SAI, bonds representing general obligations of the Commonwealth of Virginia carry ratings of AAA with a stable outlook by Standard & Poor’s and Aaa with a negative outlook by Moody’s.

Cash Position. Madison may maintain a portion of a Fund’s assets in uninvested cash in order to meet day-to-day transaction requirements.  The greater this cash position in any particular Fund, the lower the dividends that Fund will yield.

Securities with Variable Interest Rates. Madison may purchase some securities that carry variable interest rates for the Funds.  Municipal securities with variable interest rates are adjusted periodically to pay a fixed percentage of some base rate, such as the current rate on Treasury bills or the “prime” rate of a specified bank.  Rate adjustments may be specified to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.  Some of these variable rate municipal securities may be payable upon demand by the holder, generally within seven days. Others may have a fixed stated maturity with no demand feature.

Variable rate securities may offer higher yields than are available from shorter term securities but less risk of market value fluctuations than longer term securities with fixed interest rates.  When interest rates are generally falling, yields of variable rate securities will tend to fall.  When rates are generally rising, variable rate yields will tend to rise.
Variable rate securities may not be rated and may not have a readily available secondary market.  A Fund’s ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par.  On an ongoing basis, Madison will monitor the revenues and liquidity of issuers of variable rate securities and the ability of issuers to pay principal and interest pursuant to any demand feature.

When-Issued Securities. Madison may purchase and sell securities for the Funds on a when-issued or delayed delivery basis.  When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement.  For example, when Madison purchases newly issued municipal securities on a when-issued basis, payment and delivery may not take place for 15 to 45 days after Madison commits to the purchase.

Fluctuations in the value of securities Madison agrees to buy or sell on a when-issued basis may increase changes in a Fund’s value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, Madison must rely on the seller or buyer to complete the transaction at the scheduled time.  If the other party fails to do so, Madison might lose an opportunity for a more advantageous purchase or sale.  If the transaction is completed, intervening changes in market conditions or the issuer’s financial condition could make it less advantageous than investment alternatives available at the time of settlement.  While Madison will only commit to security purchases it intends to complete on behalf of the Funds, Madison may sell any securities purchase contracts before settlement of the transaction.  If this occurs, the Funds could realize a gain or loss despite the fact that the original transaction was never completed.

When fixed yield contracts are made to purchase when-issued securities, Madison will take certain actions to protect the Funds.  Madison will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

Privately Arranged Loans and Participations.  Madison may make or acquire participations in privately negotiated loans to municipal borrowers.  Frequently such loans have variable interest rates and may be backed by a bank letter of credit.  In other cases, they may be unsecured.  If Madison engages in this type of investment strategy, Madison will rely on the opinion of tax or bond counsel to the borrower as to the tax status of these loans.  Such transactions may provide an opportunity to achieve higher tax-free yields than would be available from municipal securities offered and sold to the general public.

Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be illiquid.  In most cases, Madison will only be able to sell such loans through a provision requiring repayment following demand by the Funds.  Such loans made by the Funds will normally have a demand provision permitting the Funds to require repayment within seven days.  Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.  To the extent these securities are illiquid, they will be subject to each Fund’s 10% limitation on investments in illiquid securities (see “Fundamental Policies” below).

Recovery of an investment in any private loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period.  The demand period is normally seven days or less (unless Madison determines that a particular loan issue, unlike most such loans, has a readily available market).  If appropriate, Madison will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to honor contractual payment obligations.

Securities with Put Rights. Madison may acquire securities for the Funds and, in the same or a related transaction, acquire the right to resell the same securities at a fixed price during a specified period of time.  This is known as a “put” right.  Such puts may be considered standby commitments.

The combined cost of the securities purchased and the related put rights may exceed the price at which the securities could be purchased alone.  In that case, the effective yield on the transaction would be lower than that available from the security itself.  However, the advantage of such a combined transaction is that the put rights protect the Funds from the risk of falling prices.  As a result, the combined transaction produces an investment that may be terminated prior to the maturity of the securities while providing a fixed minimum yield.

Generally, puts are expected to be non-assignable and to terminate if Madison sells the related securities.  Since Madison may only acquire puts in connection with portfolio securities and such puts cannot be assigned, the puts will normally be without value except in conjunction with specific portfolio investments.  Accordingly, Madison intends to value any such puts at zero as separate securities.  However, Madison intends to value any related investment at its fair value as determined in good faith by the Board of Trustees of the Funds, after consideration of the value of the specific securities and the related put together (or at the value of the related investment alone, if higher).  Of course, the value of a put depends on the ability of the issuer to actually make payment for the securities if Madison exercises its put rights.  In the event the issuer of the put is unable to make the required payment, the Funds will be left with securities that will probably be worth less than the price at which they were to have been resold by means of the put.

Madison may acquire puts issued by issuers of the related securities or by financial institutions, including securities dealers, but will only acquire puts issued by institutions Madison determines are creditworthy.

Loans of Portfolio Securities. In certain circumstances, Madison may be able to earn additional income for the Funds by loaning portfolio securities to a broker-dealer or financial institution.  Madison may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Funds by the borrower and maintained in a segregated account at full market value each business day.

During the term of any securities loan, the borrower must pay the Funds all dividend and interest income earned on the loaned securities.  At the same time, the Funds will be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Funds’ overall potential return.  If Madison makes a loan of securities, the Funds would be exposed to the possibility that the borrower of the securities might be unable to return them when required.  This would leave the Funds with the collateral maintained against the loan.  If the collateral were of insufficient value, the Funds could suffer a loss.

Repurchase Agreements.  A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price.  Repurchase agreements are a highly flexible medium of investment.  This is because they may be for very short periods, including maturities of only one day.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans and the securities involved may be viewed as collateral.

If Madison invests in repurchase agreements on behalf of the Funds, the Funds could be subject to the risk that the other party may not complete the scheduled repurchase.  In that case, the Funds would be left holding securities they did not expect to retain.  If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Funds could suffer a loss of principal or interest.  Moreover, in the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Funds could encounter restrictions on the exercise of their rights under a repurchase agreement.

Reverse Repurchase Agreements. If a Fund needs cash to meet redemption requests and Madison determines that it would not be advantageous to sell portfolio securities or utilize a line of credit to meet those requests, then Madison may sell the Fund’s securities to another investor with a simultaneous agreement to repurchase them.  Such a transaction is commonly called a “reverse repurchase agreement.”  It has the practical effect of constituting a loan to the Fund, the proceeds of which would be used to meet cash requirements for redemption requests.

While a reverse repurchase agreement is outstanding, the affected Fund will recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright.  If the Funds engage in reverse repurchase agreement transactions, Madison will take steps to protect the Funds by (1) maintaining, in a segregated account, designated securities that are liquid or mature prior to the scheduled repurchase, and (2) maintaining sufficient cash in the Funds to provide adequate funds to complete the repurchase.

Maturities. As used in this SAI and in the Prospectus, the term “effective maturity” may have a variety of meanings, as follows:

•	It may mean the actual stated maturity of the investment.
•	It may also mean the time between its scheduled interest rate adjustment dates (for variable rate securities).
•
Finally, it may mean the time between its purchase settlement and scheduled future resale settlement pursuant to a resale or optional resale under fixed terms arranged in connection with the purchase, whichever period is shorter.

A “stated maturity” means the time scheduled for final repayment of the entire principal amount of the investment under its terms.  “Short-term” means a maturity of one year or less, while “long-term” means longer than one year.

Non-Fundamental Fund Policies

The Funds have a number of limitations on their investment activities designated as “Non-Fundamental Policies.” These limitations are described below.  By designating these policies as non-fundamental, the Funds’ Board of Trustees can change them without a vote of Fund shareholders.  Neither Fund’s investment objective is a fundamental policy and, therefore, may be changed without shareholder approval.

•
Derivatives. Except for repurchase agreements and reverse repurchase agreements described in the Prospectus and this SAI, Madison will not invest in any other “derivative” securities without first obtaining the approval of the Board of Trustees.  Such prohibited “derivative” securities include, but are not limited to, futures transactions, options on futures, swaps, options, caps, floors and other synthetic securities.

•
Repurchase and Reverse Repurchase Agreements. Madison requires delivery of repurchase agreement collateral to the Funds’ custodian.  Alternatively, in the case of book-entry securities held by the Federal Reserve System, Madison requires that such collateral be registered in the custodian’s name or in negotiable form.  In the event of insolvency or bankruptcy of the other party to a repurchase agreement, Madison could encounter restrictions on the exercise of the Funds’ rights under the repurchase agreement.  Madison will limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Funds’ Board of Trustees.  Madison will not engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed 5% of a Fund’s total assets.

•	Assets as Collateral. Madison will not pledge, mortgage or hypothecate a Fund’s assets in excess of 10% of a Fund’s net assets at market value.

•
Bond Quality Classifications. Madison only purchases “investment grade” securities for the Funds.  Investment grade securities are those with the top four quality ratings given by a nationally recognized statistical rating organization for that type of security.  For example, a top rated long-term security will be rated AAA by Standard & Poor’s Corporation while a top rated short-term security will be rated A-1 by Standard & Poor’s.

Investment grade securities can be further classified as either high grade or medium grade.  As used in this SAI, high grade securities include U.S. Government securities and those municipal securities which are rated as follows:

AAA, AA, A-1, or SP-1 by Standard & Poor’s Corporation; or Aaa, Aa, P-1, MIG-1, MIG-2, VMIG-1 or VMIG-2 by Moody’s Investors Service, Inc.  Medium grade securities are those rated as follows:  A, BBB, A-2, A-3, SP-2 or SP-3 by Standard & Poor’s; or A, Baa, P-2, P-3, MIG-3 or VMIG-3 by Moody’s.

For unrated municipal securities, Madison may make its own determinations of those investments it classifies as high grade or medium grade, as a part of the exercise of its investment discretion over the Funds.  However, Madison makes such determinations by reference to the rating criteria followed by recognized rating agencies (see the Quality Ratings Appendix at the end of this SAI for more information).  Madison’s quality classification procedure is subject to review by the Board of Trustees.  Although Madison will not normally purchase unrated securities for the Funds, it is possible that securities that were initially rated by a nationally recognized statistical rating organization cease to be rated due to considerations that may or may not have any relation to the creditworthiness of the issuer.  Madison will make its own determinations as to whether such securities are investment grade in order to determine whether to treat them as if they have been downgraded below such level on a case by case basis.

Within the established quality parameters, Madison is free to select investments for each Fund in any quality rating mix it deems appropriate.  Madison will base the mix on its evaluation of the desirability of each investment in light of its relative yield and credit characteristics.  The lowest rated securities Madison will purchase for the Virginia Fund are those rated BBB or Baa.  These are considered medium grade obligations; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.  Madison expects that the preponderance of the Virginia Fund will be in high grade securities with a portion in medium grade securities to improve yields.  With regard to the National Fund, it is possible that the preponderance of this Fund will be in medium grade securities and that the remainder will be in high grade securities.  To the extent investments selected have higher yields than alternative investments, they may be less liquid, have lower quality ratings and entail more risk that their value could fall than comparable investments with lower yields.  To the extent Madison purchases lower-rated investments for the National Fund, the average credit quality of the Fund will be reduced.  Please see the Quality Ratings Appendix for the investment characteristics of lower-rated securities.

Note that Madison assigns a AAA rating to prerefunded and escrowed-to-maturity-bonds.

•
Securities Loans. If Madison loans any Fund securities, it is Madison’s policy to have the option to terminate any loan at any time upon seven days’ notice to the borrower.  The Funds may pay fees for the placement, administration and custody of securities loans, as appropriate.

Madison’s current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities), and not to lend portfolio securities for the Funds.  If this policy changes, Madison will notify you at least 30 days prior to its implementation and describe the new investment techniques to be employed.

In addition, the Board of Trustees may determine, based on unanticipated future circumstances, that it is inadvisable to continue the Funds’ policy of seeking tax-exempt income or to continue any of the more specific non-fundamental policies of a Fund.  If this happens, then the Board may change any such policies without shareholder approval, subject to the limitations provided elsewhere in this SAI.  However, in such cases, shareholders who would be affected by a change will receive 30 days’ written notice of the change.

In the event of a permanent change, a larger portion, and possibly all, of one or both Funds could be invested in taxable investments.  Regulatory guidelines may require a change in the names of the Funds in such an event.

Fundamental Policies

The Funds have a number of limitations on their investment activities designated as “Fundamental Policies.” These limitations are described below.  By designating these policies as fundamental, neither Madison nor the Board of Trustees can change them without a majority vote of Fund shareholders.

•
Non-Income Producing Securities. Madison will not purchase any securities for the Funds that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par).  This does not prevent Madison from purchasing or acquiring put options related to any such securities held.  Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by Madison, for future delivery.

•
•
Illiquid Investments. Madison will not invest in securities for which there is no readily available market if, at the time of acquisition, more than 10% of a Fund’s net assets would be invested in such securities.

•
Restricted Investments/Diversification. Madison will not invest more than 5% of the value of the total assets of either Fund, determined as of the date of purchase, in the securities of any one issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities and excluding bank deposits).  Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a Fund.  For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.  Under all circumstances, each Fund will be operated as a “diversified company,” as that term is defined under the 1940 Act. Note that all prerefunded and escrowed-to-maturity-bonds are exempt from the foregoing diversification restrictions.

•
Taxable Investments. Under normal circumstances, each Fund will be at least 80% invested in securities whose income is exempt from federal income tax.  In addition, the Virginia Fund will be at least 80% invested in securities whose income is exempt from federal and state income taxes for residents of Virginia. Securities subject to the alternative minimum tax are not considered exempt for purposes of this fundamental policy.

•
Seasoned Issuers. Madison will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a Fund being invested in such security.  This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

•
Industry Concentration. In purchasing securities for the Funds (other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or obligations which provide income exempt from federal income taxes), Madison will limit such investments so that not more than 25% of the assets of each Fund is invested in any one industry.  For purposes of this limitation, the general obligations of governmental units are not considered related to any industry; however, revenue obligations backed by particular types of projects (for example, roads and hospitals) will be considered related to the industry classifications of the associated projects.  Likewise, industrial revenue obligations will be classified by the industry of the private user or users.

•
Financial Futures Contracts. Madison will not purchase or sell futures contracts for either Fund if immediately afterward, the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

•
Borrowing and Lending. Madison will not obtain bank loans for either Fund except for extraordinary or emergency purposes.  A temporary bank line of credit secured for the purpose of effecting unusual shareholder redemptions in excess of immediately available cash until proceeds of securities liquidations are received by a Fund is considered an extraordinary or emergency purpose.  Madison may, however, enter into reverse repurchase agreements for either Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities.  Madison will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding 1/3 of a Fund’s total assets for any purpose, including the meeting of cash withdrawal requests or for extraordinary purposes.

Madison will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.

Madison will not loan more than 2/3 of a Fund’s securities (calculated as a percentage of total assets).  For any portfolio securities loaned, Madison will require the Fund to be provided with collateral satisfactory to the Board of Trustees.  The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

•	Other Prohibited Activities. In addition to the foregoing, neither Fund may:

(1)	act as an underwriter;
(2)
make short sales or maintain a short position, except in circumstances where (i) the Fund owns at least an equal amount of securities (or securities convertible or exchangeable into such securities), and (ii) not more than 25% of the Fund’s net assets are held as collateral for such sales;

(3)	purchase securities on margin (except for customary credit used in transaction clearance);
(4)	invest in oil, gas or other mineral exploration or development programs;

(5)
invest in commodities; provided, however, that this prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of securities, provided the transactions would otherwise be permitted under the Fund’s investment policies;

(6)	invest in real estate; provided, however, that this prohibition does not prevent the Fund from buying securities that are secured by real estate;
(7)
acquire shares of other investment companies; provided, however, that this restriction does not apply to any investment in any tax-free money market mutual fund or unit investment trust under the following limited circumstances:  (i) such investment by any one issuer cannot exceed 5% of net assets; and (ii) such investments in the aggregate cannot exceed 10% of net assets; and provided further that this restriction does not apply in connection with an investment company merger, consolidation, acquisition or reorganization;

(8)
knowingly take any investment action which has the effect of eliminating the Fund’s tax qualification as a regulated investment company under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”);

(9)	purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company;
(10)
purchase or retain the securities of any issuer if, to Madison’s knowledge, the holdings of those of the Funds’ officers or Trustees or officers of Madison who beneficially hold 1/2% or more of such securities, together exceed 5% of such outstanding securities;

(11)
purchase put options or write call options (and purchase offsetting call options in closing purchase transactions), unless the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights; and

(12)	issue senior securities, except as permitted under the 1940 Act.

Investment Percentage Limitations

Except for the limitations on borrowing and except as otherwise stated, if the percentage restrictions described above under Non-Fundamental Policies and Fundamental Policies, or any restrictions contained elsewhere in this SAI or in the Prospectus covering Fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the applicable restrictions.

Temporary Defensive Position

Under normal circumstances, Madison does not intend to invest in any taxable securities on behalf of the Funds.  Madison may decide, however, that extraordinary conditions require it to purchase taxable investments.  The “taxable investments” that Madison may purchase for the Funds are limited to the following U.S. dollar denominated investments:

•	U.S. Government securities;
•	obligations of banks having total assets of $750 million or more;
•	commercial paper and other corporate debt securities of high grade (see the Quality Ratings Appendix); and
•	repurchase agreements involving any of the foregoing securities or municipal securities.

Maturities of taxable investments may exceed one year in extraordinary circumstances when Madison has determined to invest more than 20% of a Fund’s assets in taxable securities.

“U.S. Government securities” are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities.  U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, and deposits fully insured as to principal by federal deposit insurance.  Except for Treasury securities, which are full faith and credit obligations, U.S. Government securities may either be backed by the full faith and credit of the United States or only by the credit of the particular federal agency or instrumentality which issues them.  Some such agencies have borrowing authority from the U.S. Treasury while others do not.

“Bank obligations” that are eligible taxable investments for the Funds are certificates of deposit (“CDs”), bankers acceptances (“BAs”) and other obligations of banks having assets of $750 million or more (including assets of affiliates).  CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time.  CDs may be marketable or may be redeemable upon demand of the holder.  BAs are time drafts drawn against a business, often an importer, and “accepted” by a bank that agrees unconditionally to pay the draft on its maturity date.  BAs are negotiable and trade in the secondary market.

“Commercial paper” describes unsecured promissory notes issued by major corporations to finance short-term credit needs.  Commercial paper is issued in maturities of nine months or less usually on a discount basis.  The Funds may purchase taxable commercial paper rated A-1 or P-1 (see the Quality Ratings Appendix).  The Funds may also purchase other non-convertible corporate debt securities (e.g., notes, bonds and debentures) of the appropriate remaining maturities.

Portfolio Turnover

Madison does not expect to engage in short-term trading for the Funds, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons.  Madison anticipates that annual portfolio turnover for the Funds will generally not exceed 100%, but actual turnover will not be a limiting factor if Madison believes it is desirable to make purchases or sales.

For the two fiscal years ended September 30, 2012, portfolio turnover for each Fund was as follows:

Fund	2012	2011
Virginia Fund	12%	7%
National Fund	13%	13%

Disclosure of Portfolio Holdings

The Funds may disclose their portfolio holdings under a variety of circumstances.  Except as disclosed below, the Funds apply their policies and procedures regarding the disclosure of portfolio holdings uniformly to all categories of persons.

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, no portfolio disclosures will be made until five business days have passed since the end of the period for which disclosure is made (i.e., a week after any month or quarter end).  The Funds’ policies regarding portfolio holdings disclosure are part of the Funds’ overall compliance procedures subject to review by the Chief Compliance Officer and approval by the Board of Trustees.  At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary.

On a quarterly basis, all fixed-income portfolio information is posted to the Funds’ Internet site located at www.mosaicfunds.com, including a brief security description, shares/par value, coupon rate and maturity date.  To the extent more frequent disclosure of fixed-income fund portfolio information is made to any third party (i.e., reporting agencies), then more frequent Internet disclosure is also made of the applicable Fund or Funds’ full portfolio holdings.

Fund summaries may also be posted to the Funds’ Internet site quarterly.  Such summaries contain a list of top ten holdings as of the end of the previous quarter.  This information will match the top ten holdings information on each Fund’s Form N-Q which is filed with the Securities and Exchange Commission (the “SEC”) quarterly, within 60 days of quarter end.  However, this information will generally be posted to the Internet site sooner than the filing of Form N-Q (subject to the five business day rule described above).  Fund summaries contain a variety of portfolio characteristics, including sector allocation, credit quality breakdown, duration and average maturity.

In addition to the foregoing, the Funds may provide information in marketing materials that includes a discussion of changes to the portfolio during the quarter.  This includes summary disclosure of one or more reasons for buying or selling a security or a detailed “analysis” or example of Madison’s “process” regarding the security.  To ensure uniformity and fairness of any such disclosures, copies of any written materials containing such summary disclosure is posted to the Funds’ Internet site no later than such information is made to any other third party.  In this manner, the Funds seek to avoid the appearance that they are making any “selective” disclosures to any party in any manner that would provide any financial advantage to the person receiving such information.  The Funds’ officers may authorize disclosure of a Fund’s portfolio securities and other portfolio information.  However, because such information will be publicly disclosed on the Funds’ Internet site as stated above, all such disclosures must comply with applicable mutual fund advertising requirements, including approval by a registered broker-dealer principal of the Funds’ distributor and applicable interpretations of the rules of the Financial Industry Regulatory Authority.

There may be situations where selective disclosure is in the interests of Fund shareholders.  However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by the Funds’ Chief Compliance Officer, (2) any applicable disclosures about such ongoing program are made in this SAI, and (3) the Funds have obtained a representation from the party receiving such information that it understands and will abide by applicable rules against insider trading on such information and will keep such information confidential.  The Chief Compliance Officer is required to make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides the Funds with the representations described above, the Funds will not provide portfolio information to independent third party reporting agencies until such information is publicly available.  As of the date of this SAI, the Funds provide no ongoing, non-public disclosure of portfolio information to any consultants or third party reporting agencies and have no plans to do so.

The Funds’ officers may authorize disclosure of a Fund’s portfolio securities and other portfolio information.  As of the date of this SAI, the Funds have ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

•	U.S. Bank, pursuant to the Funds’ custodian agreement, where all Fund portfolio transactions settle. Each Fund’s portfolio information is reconciled with its custody accounts daily.
•	Grant Thornton LLP, the Funds’ independent registered public accounting firm, whereby Fund portfolio holdings information is provided in connection with the audit of the Funds’ financial statements.
•	Pixel Typesetting, a company the Funds may use to format some of the portfolio holdings disclosures described above and to arrange for printing of the Funds’ financial statements.
•
Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance and support services to the Funds and affiliates of the Funds.

•
Linedata Systems, also known as Global Investment Systems, the licensor of the Funds’ portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software.

In connection with providing investment advisory services to its clients (including the Funds), Madison also discloses non-public portfolio holdings information to FactSet Research Systems, Inc. (provides analytics for portfolio management processing (daily)) and SunGuard (performs certain compliance related functions for Madison (daily)).  Madison also provides trade information (not portfolio holdings data) to Bloomberg, L.P. (provides trade order management system (daily)); Derivative Solutions, WONDA, and Thompson-Reuters Baseline (all for portfolio analysis and modeling (daily)); and Morningstar and Lipper (for mutual fund analysis (35 day lag)).

With respect to each such arrangement, the Funds have a legitimate business purpose for the release of information.  The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided.  Neither the Funds nor Madison or its employees or affiliates receive any compensation or other consideration in connection with such arrangements.
Of course, the Funds will disclose portfolio holdings information in response to authorized securities regulators.  Also, any employees of Madison and its affiliates who may have access to portfolio information are subject to Madison’s Code of Ethics and rules to prevent insider trading.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Funds are governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the Funds.

The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison.  At all times, however, a majority of Board members will not be affiliated with Madison or the Funds.  Board members serve indefinite terms, while officers of the Funds are elected annually.

The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, or as otherwise required by the 1940 Act or the Funds’ Declaration of Trust.

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 3711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank1 1960	President, 1996 – Present, and Trustee, 2001– Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Managing Director and Vice President, 1986 – 2010

Madison Asset Management, LLC (“MAM”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 – 2010

Madison Investment Advisors, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 – Present; President, 1996 – 2010

Madison Mosaic Funds (12 funds, including the Funds), President, 1996 – Present; Madison  Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Madison Covered Call & Equity Strategy Fund (closed end fund), Vice President, 2013 – Present; Madison Funds (13) and Ultra Series Fund (17) (mutual funds), President, 2009 – Present

Madison Mosaic Funds (all but Equity Trust), 2001 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; Madison Funds (13) and Ultra Series Fund (17), 2009 – Present
Frank E. Burgess1 1942	Trustee, 1996 – Present
MIH, Founder; Chairman of the Board, 2012 – Present; Executive Director and President, 2010 – 2012; Managing Director and President, 1973 – 2010

MAM, Executive Director and President, 2010 – 2012; President, 2004 – 2010

Madison, Executive Director and President, 2010 – 2012

Madison Mosaic Funds (12 funds, including the Funds), Vice President, 1996 – 2012; Madison Strategic Sector Premium Fund, Vice President, 2005 – 2012; Madison Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present

Madison Mosaic Funds (12), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present Capitol Bank of Madison, WI, 1995 – Present American Riviera Bank of Santa Barbara, CA, 2006 – Present

1“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Jay R. Sekelsky 1959	Vice President, 1996 – Present
MIH, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 – 2010

MAM, Executive Director and Chief Investment Officer, 2010 – Present

Madison, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010

Madison Mosaic Funds (12 funds, including the Funds), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; Madison Covered Call & Equity Strategy Fund, 2013 – Present; Madison Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present

N/A
Paul A. Lefurgey 1964	Vice President, 2009 – Present
MIH, Managing Director and Head of Fixed Income Investments, 2005 – Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 – Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 – 2005

Madison Mosaic Funds (12 funds, including the Funds), Vice President, 2009 – Present; Madison Strategic Sector Premium Fund, Vice President, 2010 – Present; Madison Covered Call & Equity Strategy Fund, 2013 – Present; Madison Funds (13) and Ultra Series Fund (17), Vice President, 2009 – Present

N/A

Greg D. Hoppe 1969	Treasurer, 2009 – Present Chief Financial Officer, 1999 – 2009
MIH and Madison, Vice President, 1999 – Present; MAM, Vice President, 2009 – Present

Madison Mosaic Funds (12 funds, including  the Funds), Treasurer, 2009 – Present; Chief Financial Officer, 1999 – 2009

Madison Strategic Sector Premium Fund, Treasurer, 2009 – Present; Chief Financial Officer, 2005 – 2009

Madison Covered Call & Equity Strategy Fund, Vice President, 2008 – Present; Madison Funds (13) and Ultra Series Fund (17), Treasurer, 2009 – Present

N/A
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 – Present
MIH and Madison, Vice President, 2010 – Present; MAM, Vice President, 2009 – Present

Madison Mosaic Funds (12 funds, including  the Funds),  Secretary and Assistant Treasurer, 2009 – Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2013 – Present

Madison Funds (13) and Ultra Series Fund (17), Assistant Treasurer, 2009 – Present; Secretary, 1999 – Present; Treasurer, 2008 – 2009; Assistant Treasurer, 1997 – 2007

MFD Distributor, LLC (an affiliated brokerage firm of MIA) (“MFD”), Vice President, 2012 – Present

MCA, Director-Mutual Funds, 2008 – 2009; Director-Mutual Fund Operations, 2006 – 2008; Operations Officer-Mutual Funds, 2005 – 2006; Senior Manager-Product & Fund Operations, 2001 – 2005

N/A

W. Richard Mason 1960	Chief Compliance Officer, 1992 – Present Corporate Counsel and Assistant Secretary, 2009 – Present General Counsel and Secretary, 1992 – 2009
MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2009 –  Present; General Counsel and Chief Compliance Officer, 1996 – 2009

MFD, Principal, 1998 – Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of Madison), General Counsel, 1996 – 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of Madison), Chief Compliance Officer and Corporate Counsel, 2011 – Present

Madison Mosaic Funds (12 funds, including the Funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 – Present; Secretary, General Counsel, Chief Compliance Officer, 1992 – 2009

Madison Strategic Sector Premium Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present; Secretary, General Counsel and Chief Compliance Officer, 2005 – 2009

Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2013 – Present

Madison Funds (13) and Ultra Series Fund (17), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present
N/A
Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present
MIH, MAM, Madison, Madison Scottsdale, LC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 – Present

NorthRoad, General Counsel & Chief Legal Officer, 2011 – Present

Madison Mosaic Funds (12 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 – Present; Madison Covered Call & Equity Strategy Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2013 – Present; Madison Funds (13) and Ultra Series Fund (17), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009

Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007
N/A

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/ Trusteeships
Philip E. Blake 1944	Trustee, 2001 – Present	Retired investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	44
Edgewood College, 2003 – Present; Chairman of the Board, 2010 – Present

Nerites Corporation (technology company), 2004 – Present

Madison Mosaic Funds (12 funds, including the Funds), 2001 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; Madison Covered Call & Equity Strategy Fund, 2012 – Present; Madison Funds (13) and Ultra Series Fund (17), 2009 – Present

James R Imhoff, Jr. 1944	Trustee, 1996 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	44
Park Bank, 1978 – Present

Madison Mosaic Funds (12 funds, including the Funds), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; Madison Covered Call and Equity Strategy Fund, 2005 – Present; Madison Funds (13) and Ultra Series Fund (17), 2009 – Present

Lorence D. Wheeler 1938	Trustee, 1996 – Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 – 1997	44
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present

Madison Mosaic Funds (12 funds, including the Funds), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; Madison Covered Call and Equity Strategy Fund, 2005 – Present; Madison Funds (13) and Ultra Series Fund (17), 2009 – Present

________________________________________
1Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2           As of the date of this SAI, the Fund Complex consists of the Trust with 2 portfolios (i.e., the two Funds), the Madison Funds with 13 portfolios, the Ultra Series Fund with 17 portfolios, the Madison Strategic Sector Premium Fund (aclosed-end fund), the Madison Covered Call & Equity Strategy Fund (a closed end fund), and the Madison Mosaic Equity, Income, and

Government Money Market Trusts, which together have 10 portfolios, for a grand total of 44 separate portfolios in the Fund Complex.  References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

All interested Trustees and officers of the Funds are employees of Madison.  Since Madison serves as the investment adviser to the Funds, each of these individuals is considered an “interested person” of the Funds as the term is defined in the 1940 Act.

Board Qualifications

The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this SAI.  Mr. Burgess is the founder and President of Madison and has over 30 years of experience in the investment management business, while Ms. Frank has been with Madison for more than 20 years and has held executive management positions during her tenure with the firm.  Ms. Frank and Mr. Burgess are the sole members of the Board who is considered “interested” under the 1940 Act.  Regarding the Independent Trustees, all three of them have substantial experience operating and overseeing a business, whether it be the retirement plan business (for Mr. Wheeler), the newspaper business (for Mr. Blake) or the real estate business (for Mr. Imhoff). As a result of this experience, each of them has unique perspectives regarding the operation and management of the Fund and the Board’s oversight function with respect thereto.  They use this collective experience to serve the Fund for the benefit of Fund shareholders.  Moreover, each of the Independent Trustees has served as a trustee of the Fund for many years, with Mr. Blake serving for more than 9 years and Messrs. Imhoff and Wheeler serving in excess of 20 years each.  They bring substantial and material experience and expertise to their continued roles as trustees of the Fund.

Board Committees

The Board of Trustees has established two standing committees to help manage the Funds, as follows:  an Audit Committee and a Nominating and Governance Committee.

Audit Committee.  The Audit Committee is responsible for reviewing the results of each audit of the Funds by the Funds’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year.  The Audit Committee members are the Independent Trustees of the Funds:  Philip Blake, James Imhoff, Jr. and Lorence Wheeler (Chairman).  The Audit Committee meets at least quarterly and more often as necessary.  The Committee met four times during the Funds’ last fiscal year.

Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and for determining Trustee compensation.  The Committee is also responsible for periodically reviewing the effectiveness of the Board.  The Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Fund’s Secretary at the following address:  550 Science Drive, Madison, Wisconsin  53711.  The members of the Nominating and Governance Committee are the same as the members of the Audit Committee:  Philip Blake (Chairman), James Imhoff, Jr. and Lorence Wheeler.  Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary.  The Committee met four times during the Funds’ last fiscal year.

Leadership Structure of the Board

The Board of Trustees is relatively small (with five members, as noted in the table above) and operates in a collegiate atmosphere.  Although no member is formally charged with acting as Chairman, Ms. Frank generally acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with Fund governance.  The Board has charged Mr. Wheeler with acting as the Lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).

As adviser to the Funds, Madison is responsible for the overall risk management for the Funds, including supervising their affiliated and third-party service providers and by identifying and mitigating possible events that could impact the Funds’ business, operations or performance. Risks to the Funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board oversees risk management of the Funds’ investment programs through the Audit Committee and through oversight by the Board itself. The Chief Compliance Officer, who reports to the Independent Trustees, provides the Board with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board exercises its oversight in conjunction with Madison, the Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Funds’ independent accountants. The Board’s committee structure requires an Independent Trustee to serve as chairman of the Nominating and Governance and the Audit Committees.

Given the small size of the Board, its committee structure lead by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is adequate for the protection of Fund investors.

Trustees’ Holdings

The Trustees’ ownership interests in the Fund Complex as of December 31, 2012 are as follows:

Name of Trustee	Dollar Range of Equity Securities in the Virginia Fund 1	Dollar Range of Equity Securities in the National Fund 1	Aggregate Dollar Range of Equity Securities in Fund Complex 1, 2
Philip Blake	None	None	Over $100,000
Frank Burgess	None	None	Over $100,000
James Imhoff	None	None	Over $100,000
Katherine Frank	None	None	Over $100,000
Lorence Wheeler	None	None	Over $100,000
________________________________________
1Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
Information as of December 31, 2012.
2 Fund Complex as defined above.

Independent Trustee Compensation

The compensation of each Independent Trustee is currently fixed at $2,000, to be pro-rated according to the number of regularly scheduled Board meetings attended each year.  Four Board meetings are currently scheduled to take place each year.  In addition to such compensation, Independent Trustees are reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Funds, such as travel to any Board meetings.  No compensation is paid by the Funds (directly or indirectly) to any interested Trustees or to any officer of the Funds.

During the last fiscal year of the Funds, the Trustees were compensated as follows:
Name of Trustee	Aggregate Compensation from Funds	Total Compensation from Funds and Fund Complex 1 Paid to Trustees
Philip E. Blake	$2,000	$76,000
Frank E. Burgess 2	0	0
James R. Imhoff, Jr.	$2,000	$76,000
Katherine Frank 2	0	0
Lorence D. Wheeler	$2,000	$76,000
________________________________________
1 Fund Complex as defined above.
2 Non-compensated interested Trustee.

There have been no arrangements or understandings between any Trustee or officer and any other person(s) pursuant to which (s)he was selected as a Trustee or officer.

CODE OF ETHICS AND PROXY VOTING

Madison and the Funds have adopted a Code of Ethics under Rule 17j-l of the 1940 Act that governs the ability of directors, trustees, officers and employees to trade in securities that may be purchased or held by any of Madison’s clients, including the Funds.  In general, the Code of Ethics restricts any person subject to the Code from purchasing or selling any securities being purchased or sold, or being considered for purchase or sale, on behalf of the Funds.  In addition, the Code of Ethics restricts such persons in their purchase of securities in an initial public offering and in private offerings of securities.  The Code of Ethics also establishes “blackout periods” during which persons subject to the Code, or certain classes of persons, may not effect personal securities transactions.  Certain specified transactions are exempt from the provisions of the Code of Ethics.  The Code of Ethics is designed to prevent manipulative practices by persons subject to the Code or situations in which such persons could personally benefit at the expense of the Funds.  MFD Distributor, LLC, the Funds’ principal distributor, has adopted, and is subject to, the same Code of Ethics as the Funds and Madison.

The Funds invest exclusively in non-voting securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following shareholders own of record, or are known by the Funds to own beneficially, 5% or more of a Fund’s outstanding shares as of December 31, 2012:

Name and Address	Fund	% of Shares Owned
National Financial Services LLC for the Exclusive Benefit of our Customers* New York, NY	Virginia Fund	7.80%
Wayne G. Johns Alexandria, VA	Virginia Fund	17.84%
John H. Rhys, Sr. and Virginia M. Rys Kansas City, MO	National Fund	6.11%
    *Ownership represents ownership of record rather than beneficial ownership.

As of December 31, 2012, the Funds’ trustees and officers, as a group, owned less than 1% of the outstanding voting securities of each Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

General Information.  The investment adviser to the Funds is Madison Investment Advisors, LLC (“Madison”), located at 550 Science Drive, Madison, Wisconsin.  Madison is a wholly owned subsidiary of Madison Asset Management, LLC (“MAM”), and Madison Investment Holdings, Inc. (“MIH”) owns 100% of the voting interests of MAM.  MIH, which was founded in 1974, and its affiliates, including Madison, manage investment portfolios for open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts.  Madison is responsible for the day-to-day administration of the Funds’ activities.

Frank E. Burgess, who is Founder and Chairman of the Board of MIH, owns a controlling interest in the Madison organization.

Advisory Fee.  Madison receives a fee for its services under an investment advisory agreement with the Funds.  Prior to June 29, 2012, the annual fee was 0.625% of the average daily net assets of each Fund, payable monthly.  Effective June 29, 2012, the annual fee was reduced to 0.50% of the average daily net assets of each Fund, payable monthly.

During the three fiscal years ended September 30, 2012, the Funds paid the following investment advisory fees to Madison:

Fund	2012 Advisory Fee to Madison	2011 Advisory Fee to Madison	2010 Advisory Fee to Madison
Virginia Fund	$150,506	$156,390	$159,541
National Fund	$187,551	$175,318	$181,750

Advisory Agreement Terms.  The investment advisory agreement is subject to annual review and approval by the Board of Trustees, including a majority of the Independent Trustees.  The agreement was approved by Fund shareholders for an initial two year term at inception of the Funds and most recently renewed for another year by the Board in July 2012.  The agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by Madison, upon sixty days’ written notice to the other party.  Madison cannot assign the agreement and it will automatically terminate upon any attempted assignment.

Principal Distributor

MFD Distributor, LLC (the “Distributor”), 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the Funds’ principal distributor pursuant to a distribution agreement.  Under this agreement, the Distributor is responsible for making Fund shares continuously available to the general public in those states where it has given notice that it will do so.  The Distributor may act as the Funds’ agent for any sales of shares, but the Funds may also sell their shares directly to any person. The Distributor receives no compensation from the Funds for its services as such and has no obligation to purchase any of the Funds’ shares.

The distribution agreement had an initial term of two years beginning July 1998 and may continue in effect after that term only if approved annually by the Board of Trustees, including a majority of the Independent Trustees.

The Distributor is a wholly owned subsidiary of MIH and shares personnel with Madison.

Services Provided by Madison and Fund Expenses Paid by Third Parties

Madison is responsible for the investment management of the Funds.  Under the investment advisory agreement described above, Madison is authorized to execute the Funds’ portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Funds’ operations, and otherwise to administer the affairs of the Funds as Madison deems advisable.

Madison provides or arranges for all of the Funds’ required services through three main agreements:  (1) the investment advisory agreement (described above); (2) the distribution agreement (described above); and (3) a services agreement (described below).  No Fund expenses are paid by third parties.

Services Agreement

The Funds have entered into a services agreement with Madison pursuant to which Madison has agreed to provide or otherwise arrange for the Funds to have all operational and support services needed. Such services include:
•	The functions of shareholder servicing agent.
•	Bookkeeping and portfolio accounting.
•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
•	Providing appropriate supplies, equipment and ancillary services necessary to conduct of the affairs of the Funds.
•	Calculating net asset value.
•	Arranging for and paying the Funds’ custodian and transfer agent.
•	Arranging for and paying the Funds’ legal counsel and outside counsel to the Independent Trustees.
•	Arranging for and paying the Funds’ independent registered public accountants.
•	Paying the fees of the Independent Trustees.
•	Registering the Funds and shares of the Funds with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction.
•	Printing and distributing prospectuses and periodic financial reports to current shareholders.
•	Trade association membership.
•	Preparing shareholder reports, proxy materials and holding shareholder meetings.

Madison provides all these services for a fee (the “Services Fee”) calculated as a percentage of each Fund’s average daily net assets.  The Services Fee is reviewed and approved at least annually by the Board of Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable.

During the three fiscal years ended September 30, 2012, the Funds paid the following Services Fees to Madison:

Fund	2012 Service Fee to Madison	2011 Service Fee to Madison	2010 Service Fee to Madison
Virginia Fund	$88,309	$90,019	$91,896
National Fund	$119,902	$111,965	$114,689

Under the services agreement, Madison appointed U.S. Bank, N.A. (“US Bank”) as fund custodian and U.S. Bancorp Fund Services, LLC (“USBFS”) as fund transfer agent and dividend-paying agent.  USBFS also performs all shareholder servicing agent functions.  Madison pays US Bank and USBFS for their services out of the Services Fee it receives from the Funds.

The fees Madison receives under the services agreement are in addition to and independent of fees received pursuant to the investment advisory agreement.

Because of this services arrangement with Madison, Madison is responsible for paying all of the Funds’ fees and expenses, other than (i) fees related to the Funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (ii) acquired fund fees, if any, and (iii) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the Fund maintains for emergency or extraordinary purposes).  Each Fund is also responsible for payment of the advisory fee to Madison, as discussed above.

Other Service Providers

As noted previously, among other things, Madison arranges for Fund securities to be held in custody by the Funds’ custodian, for the Funds to be audited annually by independent registered public accountants and for the Funds to have a transfer agent and dividend-paying agent.  The Funds do not pay any separate fees for the services of these third parties because the cost of these services is included in the Services Fees Madison receives, described above.

Custodian. U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian for the cash and securities of the Funds.  In this capacity, US Bank maintains custody of each Fund’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of Fund shares.  It is currently anticipated that State Street Bank & Trust, 225 Franklin Street, Boston, Massachusetts 02110, will serve as the custodian beginning in March  2013.

Independent Registered Public Accounting Firm. Prior to 2013, Grant Thornton LLP, 175 West Jackson Boulevard, Chicago, Illinois 60604, served as independent registered public accounting firm to the Funds. Beginning in 2013, Deloitte & Touche LLP, independent registered public accounting firm, located at 555 East Wells Street, Suite 1400, Milwaukee, Wisconsin 53202, will perform the annual audits.

Transfer Agent and Dividend-Paying Agent.  U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, is the Funds’ transfer agent and dividend-paying agent.  USBFS also performs all shareholder servicing agent functions.   It is currently anticipated that Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, Massachusetts 02169, will serve as transfer agent and dividend-paying agent beginning in April 2013.

PORTFOLIO MANAGERS

Other Accounts Managed

The  Funds’ portfolio managers identified in the Prospectus are identified below.  As of September 30, 2012 (the end of the Funds’ most recent fiscal year), the portfolio managers were also members of the team responsible for the following accounts:

Michael J. Peters
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts1	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,232	$5.56 billion	0	$0
    _________________________

1 Numbers are approximate.

Paul Lefurgey
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts1	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	6	$681 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,232	$5.56 billion	0	$0
    _________________________
1 Numbers are approximate.

Compensation

Madison believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan.  Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive for the fixed income team is calculated based on a percentage of revenue from this investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  All incentive compensation must be approved by the firm’s compensation committee.

The incentive compensation pool shared by the members of the firm’s fixed-income management team is based on the performance of the firm’s various fixed-income composites measured against the appropriate index benchmarks.  All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.  Incentive compensation is not earned for performance below 0.25% of an applicable benchmark and the compensation pool is generally fully paid for performance exceeding 0.75% of an applicable benchmark.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Material Conflicts of Interest

Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the Funds.  However, Madison has adopted a variety of portfolio security aggregation and allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients.

Ownership of Securities

As of December 31, 2012, the portfolio managers did not own (of record or beneficially) any shares of the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Madison makes all decisions regarding the purchase and sale of securities and executing of these transactions.  This includes selecting market, broker or dealer and negotiating commissions.  Madison’s decisions are subject to review by the Board of Trustees.

In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling securities for the Funds’ portfolios. In determining the best price and execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides to Madison, including payment for Madison’s use of electronic research services. This may include research provided by third parties that is paid for by so-called “soft dollars” earned as a result of Fund brokerage transactions (to the extent permitted by law or regulation). Such research and statistical information regarding securities may be used by Madison for the benefit of all clients of Madison (not just the Funds). Therefore, the Funds may not be Madison’s only client that benefits from Madison’s receipt of research and brokerage from the brokers and dealers the Funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides us soft dollar brokerage or research benefits than it would pay to any other full-service institutional broker that did not provide such benefits. Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the Funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Funds, as Madison determines in good faith.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of the firm. The term “investment decision-making process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the Funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.  Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, and Global Sector Review.  For example, a tool that helps Madison decide what might happen to the price of a particular security following a specific change in interest rates is considered research because it affects Madison’s decision-making process regarding that security.

Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes.  In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research.  Only that portion of the cost of obtaining such product/service that can properly be characterized as research may be paid for using soft dollars.  Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.

Although Madison believes that all clients of the firm and its affiliates, including the Funds benefit from the research received by Madison from brokers, Madison may not necessarily use such research products or services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such products or services in any given period.

Brokers or dealers who execute portfolio transactions for the Funds may also sell Fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers.  Such activity is not considered when making portfolio brokerage decisions.

Madison expects that most portfolio transactions will be made directly with a dealer acting as a principal.  As a result, the transaction will not involve the payment of commissions.  However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

The Funds paid no brokerage commissions during the three fiscal years ended September 30, 2012.

CAPITAL STOCK AND OTHER SECURITIES

Summary

Under the terms of the Funds’ Declaration of Trust, the Board of Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized.  All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights.  Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Funds’ obligations.  The Declaration of Trust, however, provides indemnification out of Fund property to any shareholder held personally liable for obligations of the Funds.

Shares and Classes of Shares

The Funds are currently the Trust’s only series of shares authorized for sale by the Board of Trustees.  Each Fund share is entitled to one vote and fractional shares are entitled to fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class. The Trustees may authorize at any time the creation of additional series of shares of the Trust. The proceeds of any such new series of shares would be invested in separate, independently managed portfolios.

Currently, the Trustees have authorized one class of shares of the Funds:  Class Y shares.  The Trustees may also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Board of Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights

The Board of Trustees may divide or combine Fund shares into a greater or lesser number of shares as long as the action will not change an existing shareholder’s proportionate interest in any Fund.  Any assets, income and expenses of the Trust that Madison cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Board of Trustees as it deems fair and equitable.  Upon any liquidation of the Trust or any of its Funds, shareholders would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings

Because there is no requirement for annual elections of Trustees, the Funds do not anticipate holding regular annual shareholder meetings.  Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Funds’ independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Funds.

Any change in the material terms of the Declaration of Trust, in the investment advisory agreement (except for reductions of the investment advisory fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Funds at the address on the cover of this SAI.

Voting Rights

The voting rights of shareholders are not cumulative.  As a result, holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A “majority” is constituted by either 50% of all shares of the Trust or 67% of the shares voted at an annual or special meeting of shareholders at which at least 50% of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose.  A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust’s shares file declarations in writing with the Funds’ custodian.  The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust’s outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust’s net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting.  Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing.  In the latter case, unless the SEC determines otherwise, the shareholders desiring the solicitation may require the Board of Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust.  The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim.  The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust.  Similar protection is provided to Madison under the terms of the investment advisory agreement and the services agreement.  In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectus for the Funds describes the basic procedures for investing in the Funds.  The following information concerning other investment procedures is presented to supplement the information contained in the Prospectus.

Offering Price

The net asset value (“NAV”) of each Fund is calculated every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the close of regular trading on the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that Fund. Since the Trust does not charge a “sales load,” its shares are offered and redeemed at NAV.

The Funds’ securities are valued in a number of ways.  If current market quotations are readily available for a security, Madison values the security at the mean between its bid and asked prices.  With regard to securities for which current market quotations are not readily available, Madison values them at their fair value as determined in good faith by the Board of Trustees or its delegate.  Madison values securities having a remaining effective maturity of 60 days or less at amortized cost, which approximates market value.

The Board of Trustees authorized Madison to use independent pricing services to obtain daily securities prices when required.

The market for many municipal issues is not active and transactions in such issues may occur infrequently. Accordingly, the independent pricing services approved for use by the Funds may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities.  Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in both Funds are priced by rounding to the nearest penny.  NAV of shares in the Funds is expected to fluctuate daily, and Madison will make no attempt to stabilize the value of these shares.

Madison’s pricing committee is responsible for reviewing the accuracy of the Funds’ daily NAV determinations.  It reports to the Board of Trustees at least quarterly and makes any recommendations for pricing of Fund securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Board.  Currently, the pricing committee members are Katherine Frank, Paul Lefurgey, Greg Hoppe and Jay Sekelsky (see “Management of the Fund—Trustees and Officers” for more information regarding these individuals) and David Halford (Vice President of Madison).

Shareholder Service Policies

The Funds’ policies concerning shareholder services are subject to change from time to time.  In the event of a material change, shareholders will receive written notice of the change.

Minimum Initial Investment and Minimum Balance

The Funds reserve the right to change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing.  The Funds may also change the minimum amount for subsequent investments by 30 days’ written notice.  The notice may be provided in the Funds’ quarterly shareholder newsletter. The Funds may waive minimums and certain fees for accounts of employees, officers or Trustees of the Funds and/or Madison, or for accounts opened through certain institutional relationships.

Special Service Charges

The Funds may, after 30 days’ written notice, impose special service charges for services that are not regularly afforded to shareholders.  These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests.  The Funds’ standard service charges are also subject to adjustment from time to time.

Share Certificates

The Funds will not issue share certificates.

Crediting of Investments

The Funds reserve the right to reject any investment for Fund shares for any reason and may, at any time, suspend all new investment in a Fund.  The Funds may also decline to recognize an investment by monies wired for credit until such monies are actually received by the Funds.  This is because the Funds may be responsible for any losses resulting from changes in a Fund’s net asset value that happen because the Funds failed to receive monies from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately.  The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Funds, Madison or the Distributor.

The Funds generally do not accept third party checks, credit card checks, or money orders for the purchase of  Fund shares.  In addition, the Funds will not accept checks drawn on foreign banks, nor will the Funds accept cashier’s checks for amounts less than $10,000.

Purchase Orders from Brokers

The Funds have authorized one or more brokers to accept purchase and redemption orders of Fund shares. Such brokers are authorized to delegate other intermediaries to accept purchase and redemption orders of Fund shares. An order to purchase shares that the Funds receive from a securities broker (or the broker’s delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure the Funds that it received the order from its customer prior to that time. Procedures established by a broker relating to the receipt, acceptance and communication of orders may require receipt and acceptance of an order by such broker at a time prior to the close of the New York Stock Exchange so that such order may receive the net asset value next calculated by the Trust for its shares.

Shareholders who invest in the Funds through a broker may be charged a commission for handling the transaction. To avoid this fee, a shareholder may deal directly with the Funds anytime.

Redemptions

Redemptions will take place at the NAV for the day the Funds receive the redemption order in proper form.  A redemption request may not be in proper form unless the Funds have a signed account application from the shareholder or the shareholder’s application is submitted with the withdrawal request.

The Funds reserve the right, when such action is deemed necessary to protect the interests of Fund shareholders, to refuse to honor redemption requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity.  Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity.  The Funds reserve the right to refuse any third party redemption requests.

Unusual Circumstances Resulting in Suspension of Payments

The Funds will use their best efforts in normal circumstances to handle redemptions in a timely manner.  However, one or both Funds may, for any reason, suspend the right of redemption or postpone payment for any shares in the Funds for any period up to seven days.

The Funds’ sole responsibility with regard to redemptions shall be to timely process redemption requests in proper form. Neither the Funds, their affiliates, nor the custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in a Fund may be suspended or delayed for more than seven days only in limited circumstances.  These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the SEC; or (3) during any period when the SEC has, by order, permitted such suspension.

Final Payments on Closed Accounts

The redemption payment a shareholder receives when he or she closes an account will normally have all accrued dividends included.  However, when an account is closed, the Funds may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account.  The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Inter-Fund Exchange

Funds exchanged between shareholder accounts will earn their final day’s dividend on the day of exchange.

Payments in Kind

If, in the opinion of the Board of Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Funds.  However, the Funds elected, pursuant to Rule 18f-1 under the 1940 Act, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Funds or $250,000.

Any property of the Funds distributed to shareholders will be valued at fair value.  In disposing of any such property received from the Funds, a shareholder might incur commission costs or other transaction costs.  There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full NAV for it. Except as described herein, however, the Funds intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts

It is a shareholder’s obligation to inform the Funds of address changes.
The Funds will exercise reasonable care to ascertain a shareholder’s correct address if the shareholder becomes “lost” according to the Funds’ records.  The Funds will conduct two database searches for any such shareholders and use at least one information database service.  The search will be conducted at no cost to the shareholder.  The Funds will not, however, perform such searches if the shareholder’s account is less than $25, the shareholder is not a natural person or the Funds receive documentation that the shareholder is deceased.  If the Funds cannot locate the shareholder after such procedures, the account may be escheated to the state of the shareholder’s last residence as shown in the Funds’ records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks, although the Funds reserve the right to reinvest any dividend check that remains outstanding longer than six months.

Dividend Payments

Dividends are paid to shareholders at the time they are determined.  For both Funds, dividends are paid in the form of additional shares credited to a shareholder’s account at the end of each calendar month (or normally when the account is closed, if sooner), unless the shareholder makes a written election to receive dividends in cash.

Income earned on securities is declared as dividends and distributed monthly. The share price of the Funds will normally fall by an amount equal to the income or other dividend paid to shareholders (including any annual gains declared).

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each Fund.  Premium on securities purchased is amortized daily as a charge against income. Original issue discount on municipal bonds is considered tax-exempt and an amortization of the remaining unearned portion of such discount will be included in each Fund’s daily income.

Shareholders will receive notice of payment of dividends quarterly.  For tax purposes, shareholders will also receive an annual summary of dividends paid by the Funds and the extent to which they constitute capital gains dividends.  If a shareholder purchases shares as of a particular NAV determination (i.e., the close of regular trading on the New York Stock Exchange) on a given day, he or she will not be considered a shareholder of record for the dividend declaration made that day.  If a shareholder withdraws as of such determination, he or she will be considered a shareholder of record with respect to the shares withdrawn.  A “business day” will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements

 To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Code, each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned.  The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax.  The Funds intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.  Should a Fund fail to qualify as a “regulated investment company” under the Code and also fail to satisfy the provisions of the Code allowing for a cure of such a failure, it would be taxed as a corporation with no allowable deduction for distributing dividends.

The Virginia Fund and National Fund have no capital loss carryforward.

Tax Consequences to Shareholders

Federal Income Tax.  Shareholders of a Fund will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to them as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by the Funds during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

State and Local Taxes.  Exemption from federal income tax of dividends derived from municipal securities does not necessarily result in an exemption under the tax laws of any state or local taxing authority.  A shareholder may be exempt from state and local taxes on dividends derived from municipal securities issued by entities located within the shareholder’s state of residence, but the shareholder may be subject to state or local tax on dividends derived from other obligations.  Shareholders will receive a breakdown of dividends by state on an annual basis for the National Fund.  Shareholders should consult with their own tax advisors about the status of distributions from the Funds in their tax jurisdiction.

Pass Through of Tax-Exempt Dividends

The Code permits mutual funds with at least 50% of the value of their assets invested in tax-exempt securities as of the close of each fiscal quarter to “flow through” to shareholders the tax-exempt character of the interest paid.  The Funds intend to qualify under this provision so that dividends paid to shareholders will be treated as “exempt-interest dividends” in the same proportion as each Fund’s annual net investment income is derived from tax-exempt sources.  This means that, to the extent a Fund’s dividends are exempt-interest dividends, shareholders may treat them for federal income tax purposes as if they were interest excluded from gross income.  To qualify as exempt-interest dividends, the Funds must designate them as such in a written notice mailed to shareholders within 60 days of the close of the Funds’ taxable year.

Dividends Received Deduction

No portion of the dividends paid by the Funds to shareholders is expected to be eligible for the dividends received deduction for corporation shareholders (70% of dividends received).

28% Withholding

A shareholder may be subject to a 28% withholding requirement on transactions with the Funds if he or she (1) fails to comply with the interest and dividends “back-up” withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) fails to properly report dividend or interest income, as determined by the Internal Revenue Service.

Alternative Minimum Tax Considerations

Madison may purchase bonds for a Fund on which the interest received may be subject to the federal “alternative minimum tax” (“AMT”).  Under the Code, interest received on certain otherwise tax-exempt securities is subject to AMT.  AMT will apply to interest received on “private activity” bonds issued after August 7, 1986 that are used to finance activities other than those generally performed by governmental units (for example, bonds issued to finance commercial enterprises or reduced interest rate home mortgage loans).

Interest income received on AMT bonds will be a “tax preference item” that may make shareholders liable for payment of AMT.  Deductions and preference items such as state and local taxes, excess depletion and excess intangible drilling costs (in addition to interest on AMT bonds) are among the items that are added to taxable income to determine whether AMT is due in place of ordinary income tax.

 Corporations that are shareholders may be subject to AMT based in part on certain differences between their taxable income adjusted for other tax preference items and their “adjusted current earnings.”

Distribution of Market Discount

If Madison buys a security for a Fund at a “market discount”, the amount of gain earned by the Fund when Madison sells it may be considered ordinary taxable income.  Such income earned as a result of “market discount” will be distributed to shareholders and may not qualify as tax-exempt.  For the Funds’ fiscal year ended September 30, 2012, no portfolio experienced any recognizable gain due to “market discount.”

Personal Holding Company

The Funds reserve the right to involuntarily redeem shares if ownership of Fund shares has or may become concentrated as to make a Fund a personal holding company under the Code.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on the Funds or their shareholders.  There may be other federal, state or local tax considerations applicable to the Funds or their shareholders.  Shareholders are urged to consult their own tax advisors.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, together with the report of Grant Thornton LLP, independent registered public accounting firm, for the fiscal year ended September 30, 2012, appear in the Funds’ Annual Report to Shareholders for the fiscal year ended September 30, 2012, which is incorporated herein by reference.  Copies of the Annual Report may be obtained free of charge by writing the Funds at 550 Science Drive, Madison, Wisconsin 53711, or by calling 1-800-368-3195.

APPENDIX – QUALITY RATINGS

Any investment Madison makes for the Funds will have a “quality rating” determined principally by ratings assigned by a nationally recognized statistical rating organization (an “NRSRO”).  Otherwise, Madison will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.

Quality ratings will often be determined by referring to the ratings assigned by the two primary NRSROs that rate municipal securities:  Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Corporation (“S&P”).  In addition, Madison may also refer to the ratings assigned by Fitch, Inc. (“Fitch”), another NRSRO.  In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating Madison deems appropriate.  In cases where no organization rates an issue, Madison will grade it using the following standards that it believes are comparable to those followed by the NRSROs.

Bonds.  Moody’s uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C; and Fitch uses ratings AAA, AA, A, BBB, BB, B, CCC, CC, C and D.  Municipal bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations.  Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Municipal bonds rated A are considered upper medium grade by each organization. Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.
Bonds rated Baa or BBB are considered medium grade obligations.  Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

The Funds do not invest in issues rated below Baa or BBB or equivalent unrated issues.
Obligations rated Baa or above by Moody’s or rated BBB or above by S&P or Fitch are considered “investment grade” securities, whereas lower rated obligations are considered “speculative grade” securities.

Bond ratings may be further enhanced by the notation “+” or “-.” For purposes of the Funds and their investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Notes.  Moody’s rates shorter term municipal issues with “Moody’s Investment Grade” or “MIG” designations, MIG-1, MIG-2 and MIG-3; it assigns separate “VMIG” ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.

MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing.  MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues.  MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.

S&P assigns the ratings SP-1, SP-2, and SP-3, and Fitch assigns the ratings F1, F2 and F3, to shorter term municipal issues, which are comparable to Moody’s MIG-1, MIG-2 and MIG-3 ratings, respectively.

Commercial Paper.  Commercial paper, only some of which may be tax-exempt, is rated by Moody’s with “Prime” or “P” designations, as P-1, P-2 or P-3, all of which are considered investment grades.  In assigning its rating, Moody’s considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.
P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; and P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3.  To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing.  The issuer’s basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry.  S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer’s relative strengths and weakness within the group of ratable companies.

PART C
OTHER INFORMATION

Madison Mosaic Tax-Free Trust
Item 23.  Exhibits

See “Exhibit Index.”

Item 24.  Persons Controlled by or Under Common Control With Registrant

None.

Item 25.  Indemnification

The Registrant maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the Registrant as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

The investment adviser for Registrant is Madison Investment Advisors, LLC (“Investment Adviser”), a wholly owned subsidiary of Madison Asset Management, LLC (“MAM”).  Madison Investment Holdings, Inc. (“MIH”) owns 100% of the voting interests of MAM.  See the section in Part A entitled “Management” for a more complete description.

To the best of Registrant’s knowledge, none of the officers and directors of the Investment Adviser is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MIH and its affiliates).  See the section in Part B entitled “Management of the Fund – Management Information” for more information regarding the officers and directors of the Investment Adviser.  Also refer to Part I of the Investment Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC.

Item 27.  Principal Underwriter

a.
MFD Distributor, LLC (“MFD”), a registered broker-dealer, is the principal distributor of Registrant’s shares.  MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant, Madison Funds, the Ultra Series Fund, and the Madison Mosaic Equity, Government Money Market, and Income Trusts.  The principal business address for MFD is 550 Science Drive, Madison, WI 53711.  MFD is a wholly owned subsidiary of MIH.

b.	The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
W. Richard Mason(1)	General Securities Principal, Chief Compliance Officer and Financial Operations Principal	Chief Compliance Officer, Corporate Counsel and Assistant Secretary

Pamela M. Krill(2)	General Counsel and Chief Legal Officer	General Counsel, Chief Legal Officer and Assistant Secretary

Elizabeth A. Dettman(2)	Corporate Accountant	None

David J. DeVito (2)	Branch Manager	None

Holly S. Baggot(2)	Vice President	Secretary and Assistant Treasurer

Katherine L. Frank(2)	Chief Operating Officer of Sole Member(3)	Trustee and President

(1) The principal business address of this person is:  8777 North Gainey Center Drive, Scottsdale, AZ 85258.
(2) The principal business address of these persons is:  550 Science Drive, Madison, WI 53711.
(3) Ms. Frank is the Chief Operating Officer of MIH, which is the sole member of MFD.

c.	There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

a.	Madison Investment Advisors, LLC
550 Science Drive
Madison, WI 53711

b.	MFD Distributor, LLC
8777 North Gainey Center Drive, Suite 220
Scottsdale, AZ 85258

d.	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

e.	U.S. Bank, N.A.
1555 North River Center Drive, Suite 302,
Milwaukee, WI 53212

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 31st day of January, 2013.

Madison Mosaic Tax-Free Trust

By:  /s/ Katherine L. Frank
Katherine L. Frank
President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/Katherine L. Frank	President and Trustee (Principal	January 31, 2013
Katherine L. Frank	Executive Officer)

/s/Greg Hoppe	Treasurer (Principal Financial	January 31, 2013
Greg Hoppe	Officer)

*	Trustee	January 31, 2013
Frank E. Burgess

*	Trustee	January 31, 2013
Lorence D. Wheeler

*	Trustee	January 31, 2013
James R. Imhoff, Jr.

*	Trustee	January 31, 2013
Philip E. Blake

*By: /s/ Pamela M. Krill
Pamela M. Krill
*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

	Exhibit	Incorporated by Reference to	Filed Herewith

(a)	Declaration of Trust, as amended and supplemented to date	Post-Effective Amendment (“PEA”) No. 22 to this Form N-1A Registration Statement filed on January 27, 1998

(b)	Amended and Restated By-Laws dated February 4, 2011	PEA No. 36 to this Form N-1A Registration Statement filed on January 31, 2011

(c)	Instruments Defining Rights of Security Holders	Incorporated by reference to the Declaration of Trust

(d)	Amended and Restated Investment Advisory Agreement with Madison Investment Advisors, LLC (the “Investment Advisor”) dated June 29, 2012		X

(e)	Distribution Agreement with predecessor to Mosaic Funds Distributor, LLC dated July 30, 1998 (as amended to change the name of the distributor October 29, 1998)	PEA No. 23 to this Form N-1A Registration Statement filed on November 24, 1998

(f)	Not Applicable

(g.1)	Custodian Agreement with the Firstar Bank, N.A. (predecessor to U.S. Bank, N.A.) dated July 31, 2001	PEA No. 36 to this Form N-1A Registration Statement filed on January 31, 2011

(g.2)	Amendment No. 1 to Custodian Agreement with U.S. Bank, N.A. dated March 1, 2006	PEA No. 36 to this Form N-1A Registration Statement filed on January 31, 2011

(g.3)	Amendment No. 2 to Custodian Agreement with U.S. Bank, N.A. dated March 16, 2007	PEA No. 36 to this Form N-1A Registration Statement filed on January 31, 2011

(g.4)	Amendment No. 3 to Custodian Agreement with U.S. Bank, N.A. dated September 29, 2009	PEA No. 36 to this Form N-1A Registration Statement filed on January 31, 2011

(g.5)	Amendment No. 4 to Custodian Agreement with U.S. Bank, N.A. dated July 1, 2011	PEA No. 38 to this Form N-1A Registration Statement filed on January 31, 2012

(g.6)	Amendment No. 5 to Custodian Agreement with U.S. Bank, N.A. dated January 15, 2012	PEA No. 38 to this Form N-1A Registration Statement filed on January 31, 2012

(h.1.i)	Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”) dated February 23, 2009	PEA No. 36 to this Form N-1A Registration Statement filed on January 31, 2011

(h.1.ii)	Amendment No. 1 to Transfer Agency Agreement with USBFS dated November 30, 2010	PEA No. 36 to this Form N-1A Registration Statement filed on January 31, 2011

(h.1.iii)	Amendment No. 2 to Transfer Agency Agreement with USBFS dated July 1, 2011	PEA No. 38 to this Form N-1A Registration Statement filed on January 31, 2012

(h.2)	Amended and Restated Services Agreement with the Investment Advisor dated June 29, 2012		X

(i)	Opinion and Consent of Sullivan & Worcester LLP dated November 21, 1996	Form 24F-2 filed on November 22, 1996

(j)	Consent of Grant Thornton LLP		X

(k)	Not Applicable

(l)	Not Applicable

(m)	Not Applicable

(n)	Not Applicable

(o)	Reserved

(p)
Madison Investment Holdings, Inc., Madison Investment Advisors, LLC, Madison Asset Management, LLC, Mosaic Funds Distributor, LLC, and Madison Mosaic Tax-Free Trust Code of Ethics effective January 1, 2013
X

(q)	Powers of Attorney for each Trustee of Madison Mosaic Tax-Free Trust	PEA No. 34 to this Form N-1A Registration Statement filed on November 25, 2009

____________________

X  Filed herewith.